UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22883

ARK ETF Trust

(Exact name of registrant as specified in charter)

c/o ARK Investment Management LLC

155 West 19th Street, Fifth Floor
New York, NY 10011

(Address of principal executive offices) (Zip code)

Corporation Service Company
2711 Centerville Road
Suite 400
Wilmington, DE 19808

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 426-7040

Date of fiscal year end: July 31

Date of reporting period: July 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ARK ETF TRUST
ANNUAL REPORT

JULY 31, 2018

INVESTING AT THE PACE OF INNOVATION

ARK Genomic Revolution Multi-Sector ETF (ARKG)

ARK Industrial Innovation ETF (ARKQ)

ARK Innovation ETF (ARKK)

ARK Israel Innovative Technology ETF (IZRL)

ARK Web x.0 ETF (ARKW)

The 3D Printing ETF (PRNT)

ARK Invest | 155 West 19th Street 5th Floor, New York, NY 10011 | 212.426.7040 | info@ark-invest.com | ark-funds.com

The principal risks of investing in the ARK ETFs include: Equity Securities Risk: The value of the equity securities the Funds hold may fall due to general market and economic conditions. Foreign Securities Risk: Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities such as risks of currency exchange rates, differences in foreign accounting and legal standards, and government restrictions on repatriation of capital. Health Care Sector Risk: Companies in the health care sector may be adversely affected by government regulations and government health care programs. Industrials Sector Risk: Companies in the industrials sector may be adversely affected by changes in government regulation, world events, economic conditions, environmental damages, product liability claims and exchange rates. Information Technology Sector Risk: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Cryptocurrency Investment Risks: The Funds may have exposure to cryptocurrency, such as bitcoin, indirectly through an investment in a grantor trust, The Bitcoin Investment Trust. The Funds’ exposure to cryptocurrencies may change over time and, accordingly, such exposure may not always be present in the Funds’ portfolios. Cryptocurrencies such as bitcoin are not “fiat” currencies of any central bank or government and currently are not subject to the authority of any central bank or government authority and are therefore not backed by any government. Even when exposure to cryptocurrency is indirect, such as through an investment trust, cryptocurrency may experience very high volatility and related investment vehicles such as the Bitcoin Investment Trust may be affected by such volatility. Funds having exposure to cryptocurrencies such as bitcoin may also trade from time to time at a significant premium to NAV. Tax Risk from investing in Bitcoin Investment Trust: The Bitcoin Investment Trust is a grantor trust for U.S. federal income tax purposes. As a result, the Bitcoin Investment Trust itself is not subject to U.S. federal income tax and as such, any income and expenses “flow through” to a Fund holding such investment, thus potentially generating income taxable to the Fund’s shareholders. Regulatory Risk of Investments in or having exposure to cryptocurrencies: Federal, state or foreign governments may restrict the use and exchange of cryptocurrencies such as bitcoin, and the approach by U.S. government agencies to the regulation of cryptocurrencies and the treatment of cryptocurrencies by courts under U.S. laws and regulations is still developing. Please see the ARK ETFs’ current prospectuses for more detailed descriptions of the risks of investing in the ARK ETFs.

The views expressed in the Shareholder Letter are those of ARK Investment Management LLC (“ARK”) as of July 31, 2018. Management’s Discussion of Fund Performance presents information about the ARK ETFs’ holdings that is believed to be accurate, and the views of the Funds’ portfolio manager, as of July 31, 2018. The Shareholder Letter and Management’s Discussion of Fund Performance may not necessarily reflect the views or holdings on the date this Annual Report is first published or anytime thereafter. The information in the Shareholder Letter and Management’s Discussion of Fund Performance may change, and the ARK ETFs disclaim any obligation to advise shareholders of any such changes. Certain information was obtained from sources that ARK believes to be reliable; however, ARK does not guarantee the accuracy or completeness of any information obtained from any third party.

Portfolio holdings will change and should not be considered as investment advice or a recommendation to buy, sell or hold any particular security. Please visit www.ark-funds.com for the most current list of portfolio holdings for the ARK ETFs.

The S&P 500 Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The MSCI World Index represents large and mid-cap equity performance across 23 developed markets countries. Returns shown for the MSCI World Index are net of foreign withholding taxes applicable to U.S. investors. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in an ARK ETF will not match those in an index, and performance of an ARK ETF will differ from the performance of an index. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.

Shareholder Letter
(Unaudited)

Dear Shareholder:

This Annual Report for the ARK ETF Trust covers the period from August 1, 2017 through July 31, 2018 for each ARK exchange traded fund (“ETFs” or collectively, “ARK ETFs”). The ARK ETF Trust currently consists of four actively-managed, theme-based ETFs and two index-based ETFs:

ETF	Commencement Date
ARK Genomic Revolution Multi-Sector ETF	10/31/2014
ARK Industrial Innovation ETF	09/30/2014
ARK Innovation ETF	10/31/2014
ARK Israel Innovative Technology ETF	12/05/2017
ARK Web x.0 ETF	09/30/2014
The 3D Printing ETF	07/19/2016

ARK Investment Management LLC (“ARK”), the investment adviser to the ARK ETFs, specializes in thematic investing in disruptive innovation. ARK defines disruptive innovation as the introduction of a technologically enabled new product or service that should change an industry landscape by creating simplicity and accessibility while driving down costs. We believe innovation enables industry growth, facilitates convergence across different sectors of the economy, and drives long-term investment opportunities. Over time, innovation should displace industry incumbents, increase efficiencies, and gain majority market share.

Despite its potential, the full magnitude of disruptive innovation and the investment opportunities it creates are often unrecognized or misunderstood by traditional investors. ARK’s Research Ecosystem is designed to capture disruptive innovation through an open approach and the convergence of insights. A combination of top-down and bottom-up research allows us to identify disruptive innovation early, size the opportunity appropriately, and detect and rank companies best positioned to benefit. Our incisive investment process and active management of high-conviction portfolios allow us to capitalize on rapid change, and to avoid industries and companies likely to be displaced by advances in technology.

For this reason, ARK offers investment strategies focused solely on disruptive innovations centered around robotics/automation, energy storage, genomic sequencing, and next generation internet technologies, including deep learning, mobile connected devices, and blockchain technology.

On the following pages, you will find information relating to your ARK ETF investment. If you have any questions, I encourage you to contact your financial advisor or ARK directly. You also can find additional information, including our daily portfolio holdings, on the ARK ETF website located at: www.ark-funds.com.

We appreciate the opportunity to help you meet your investment goals and thank you for investing with us at the pace of innovation!

Sincerely,

Catherine D. Wood
Chief Investment Officer and Chief Executive Officer
ARK Investment Management LLC

Management’s Discussion of Fund Performance
(Unaudited)

Market Review and Investment Strategy

In the fiscal period ended July 31, 2018, equity markets around the world began to appreciate consistently despite concerns that the nine-year bull run has overstayed its welcome. Though the market could experience a correction at any time, our conviction in this bull market continues to strengthen.

The healthiest bull markets tend to climb walls of worry, with today’s bricks being cemented by concerns about a flattening yield curve in the US, trade tariffs, and geo-political concerns. While others argue that the yield curve is flagging signs of recession, we believe that it is discounting the early stages of a deflationary boom the likes of which has not been seen since the turn of the nineteenth century. During the next few years, we believe that real growth and profits around the world will surprise on the high side of expectations as inflation turns down and perhaps goes negative. Consequently, short rates are rising and will continue to rise in response to strong and accelerating real growth, while long rates will be tamed by continued surprises on the low side of inflation expectations. Strong growth also should push trade tensions to the back burner.

This explanation of the flattening yield curve seemingly suggests that “this time is different,” but this time is not different in the context of disruptive innovation. During the 50 years ended 1929, the last time multiple innovation platforms were evolving simultaneously, the yield curve was inverted more than half of the time.1 The disruptive innovations of that time — the internal combustion engine, telephone, and electricity – stimulated rapid real growth at low rates of inflation. Through booms and busts in an era without the Federal Reserve and with minimal government intervention, US real GDP growth averaged 3.7% and inflation 1.1%, while short-term rates averaged roughly 4.8% and long-term rates roughly 3.8%.2 The yield curve was inverted. So, this time is not different, but investors do have to extend their time horizons to understand the impact of profound technological breakthroughs on the economy.

ARK continues to research and discover companies that are causing or embracing disruptive innovation, spurring pockets of rapid growth in an otherwise sluggish growth environment. Relative to the S&P 500 Index and the MSCI World Index, ARK’s active ETFs outperformed during the fiscal period ended July 31, 2018, while ARK’s self-indexed ETFs underperformed.

During uncertain or tumultuous times, disruptive innovation tends to take root, enabling companies to cut costs, increase productivity, and create new products and services. At the same time, volatility tends to drive investment flows back to the more traditional benchmarks against which risk often is measured, and in which the majority of stocks associated with disruptive innovation are not well represented. ARK seeks to capitalize on opportunities missed as investors gravitate toward traditional benchmarks during uncertain times, while the fundamental growth associated with companies causing or embracing disruptive innovation accelerates.

[1]	Gleaned from the figures and data pulled from Bloomberg
[2]	ARK Investment Management LLC, 2018; Data sourced from:
Bloomberg, http://socialdemocracy21stcentury.blogspot.com/2012/09/us-real-per-capita-gdp-from-18702001.html &
https://www.armstrongeconomics.com/us-population-1776-date/in combination were used to calculate the Real GDP Number; http://www.in2013dollars.com/inflation-rate-in-1929; http://www.multpl.com/10-year-treasury-rate/table/by-year

Management’s Discussion of Fund Performance (continued)
(Unaudited)

Investment Results: ARK Genomic Revolution Multi-Sector ETF (ARKG)

The ARK Genomic Revolution Multi-Sector ETF is an actively managed exchange traded fund that invests in companies across multiple sectors, including health care, information technology, materials, energy and consumer discretionary, that are relevant to the Fund’s investment theme of the genomics revolution.

During the fiscal year ended July 31, 2018, the ARK Genomic Revolution Multi-Sector ETF (ARKG) outperformed the S&P 500 and the MSCI World Index.

The top contributors to ARKG’s performance were Juno Therapeutics (JUNO), Illumina (ILMN), Intellia Therapeutics (NTLA), Foundation Medicine (FMI), and Bluebird Bio (BLUE). Among the top contributors were stocks focused on immunotherapy, DNA sequencing, and genome-editing. In late 2017, the FDA approved the first two chimeric antigen t-cell (CAR-T) therapies, Novartis’ (NVS) Kymriah for pediatric acute lymphoblastic leukemia (ped-ALL) and Gilead’s (GILD) Yescarta for aggressive non-Hodgkin’s Lymphoma, a major victory for immunotherapy. Indeed, Juno Therapeutics (JUNO), the top contributor, was acquired by Celgene (CELG) at a 29% premium in January 2018. Juno is one of the leaders in CAR-T technology, a novel immunotherapy that promises a curative approach to treating metastatic cancers by harnessing an individual’s own immune system to fight malignant cells. Illumina (ILMN) also contributed to performance. DNA sequencing is the key enabler of the genomic revolution and Illumina has over 90% of all base pairs sequenced to date. We expect Illumina to continue to drive the costs of sequencing down with its improved instruments and chemistries. Intellia Therapeutics (NTLA), one of three public CRISPR genome-editing pure plays, was also a significant contributor to ARKG after securing two key CRISPR/Cas9 patents in the US and announcing its first cell therapy target for the treatment of acute myeloid leukemia. It also is paving the way to a safer drug delivery platform using non-bacterial vehicles.

The biggest detractors to ARKG’s performance were Seres Therapeutics (MCRB), Incyte Corporation (INCY), Syros Pharmaceuticals (SYRS), Organovo Holdings (ONVO), and Inovio Pharmaceuticals (INO). Among the detractors to the Fund, all are involved in early stage drug development focused on novel mechanisms of action. ARK believes that these companies are undervalued and possess a unique advantage over competitors focused on “me too” drugs. The Adviser broadly defines “me too” drugs as drugs that are structurally very similar to already known drugs, with only minor differences (i.e., generic drugs). Further, these companies are well-positioned to capitalize from intellectual property (IP). Seres Therapeutics (MCRB) is the leader in microbiome research and has a dedicated pipeline focused on reconstituting the gut microbiome to treat infectious diseases and improve cancer care outcomes. Incyte Corporation (INCY) is focused on identifying and developing biologics against novel drug targets across a number of disease settings. Lastly, Syros Pharmaceuticals (SYRS), a biopharmaceutical company focused on gene modulation, also detracted from the Fund’s performance. All three of these companies have been investing heavily in research and development (R&D) efforts at a time when the market seems less tolerant of research in novel mechanisms of action.

Average Annual Total Returns as of 7/31/18

	1 Year	3 Year	Since Inception (Annualized)
ARK Genomic Revolution Multi-Sector ETF (ARKG)
Net Asset Value	33.80%	9.47%	11.17%
Market Price	33.66%	9.34%	11.21%
S&P 500 Index	16.24%	12.52%	11.91%
MSCI World Net Index	11.88%	8.95%	8.77%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/18 (At Net Asset Value)

*	ARKG’s inception date is 10/31/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKG is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)

Investment Results: ARK Industrial Innovation ETF (ARKQ)

The ARK Industrial Innovation ETF is an actively managed exchange traded fund that invests in securities of companies that are relevant to the Fund’s investment theme of industrial innovation.

During the fiscal year ended July 31, 2018 the ARK Industrial Innovation ETF (ARKQ) outperformed the S&P 500 and the MSCI World Index.

The top contributors to ARKQ’s performance were the Bitcoin Investment Trust (GBTC), Amazon (AMZN), Nvidia (NVDA), Align Technology (ALGN), and Aerovironment (AVAV). The top contributor was the Bitcoin Investment Trust (GBTC), which appreciated in December primarily as the result of significant speculation. In ARKQ, GBTC represents the promise of blockchain technology in supply chain management. Amazon (AMZN) also contributed as it continued its streak of outperformance because investors appreciate the leverage in its model, thanks to automated distribution centers, logistics-as-a-service, and growing cloud and advertising businesses. Nvidia (NVDA) also contributed over the course of the year as the importance of GPUs (Graphics Processing Unit) to deep learning and autonomous vehicles continued to grow.

The biggest detractors from ARKQ’s performance were Stratasys (SSYS), Organovo (ONVO), Materialise (MTLS), ExOne (XONE), and Tesla (TSLA). Stratasys has seen slower printer sales than analysts expected due to the lengthy approval timelines for products that go into end markets such as aerospace. Stratasys’s CEO also resigned, likely due to disagreements with the board. Tesla (TSLA) also detracted because of short term concerns about the ramp of the Model 3 and its impact on cash burn. Even after it was able to produce 5,000 Model 3s per week by the end of June, investors remained skeptical of Tesla’s ability to turn a profit. Organovo (ONVO) also detracted because it underwent a major business model change as it shifted from being a “tools” company, using 3D printed tissues for toxicity testing, toward a therapeutics business model.

Average Annual Total Returns as of 7/31/18

	1 Year	3 Year	Since Inception (Annualized)
ARK Industrial Innovation ETF (ARKQ)
Net Asset Value	19.86%	22.54%	16.40%
Market Price	19.98%	22.56%	16.48%
S&P 500 Index	16.24%	12.52%	11.91%
MSCI World Net Index	11.88%	8.95%	8.37%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/18 (At Net Asset Value)

*	ARKQ’s inception date is 9/30/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKQ is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)

Investment Results: ARK Innovation ETF (ARKK)

The ARK Innovation ETF is an actively managed exchange traded fund that invests in securities of companies that rely on or benefit from the development of new products or services, technological improvements and advancements in scientific research relating to the areas of genomics (“Genomic Revolution Theme”), industrial innovation (“Industrial Innovation Theme”) or the next generation internet (“Web x.0 Theme”).

During the fiscal year ended July 31, 2018, the ARK Innovation ETF outperformed the S&P 500 and the MSCI World Index.

The top contributors to ARKK’s performance were the Bitcoin Investment Trust (GBTC), Juno Therapeutics (JUNO), Twitter (TWTR), Illumina (ILMN), and Intellia Therapeutics (NTLA). Juno Therapeutics (JUNO) is one of the leaders in CAR-T technology, a novel immunotherapy that promises a curative approach to treating metastatic cancers by harnessing an individual’s own immune system to fight malignant cells. Celgene (CELG) bought Juno at a 29% premium in January 2018. Also boosting performance was a turn in sentiment towards Twitter (TWTR) as daily average users (DAUs) continued to grow at a double-digit rate, boosted by its use of artificial intelligence (AI) in personalizing timelines.

The biggest detractors from ARKK’s performance were Seres Therapeutics (MCRB), Stratasys (SSYS), Organovo (ONVO), MGT Capital Investments (MGTI), and ExOne (XONE). Stratasys experienced slower printer sales than analysts expected due to the lengthy approval timelines for products that go into end markets such as aerospace. Stratasys’s CEO also resigned, likely due to disagreements with the Board. Organovo (ONVO) also detracted because therapeutic development is cash intensive and investors were concerned about cash burn over the next few years as it readies for an IND (Investigational New Drug) filing in 2020 for its lead program.

Average Annual Total Returns as of 7/31/18

	1 Year	3 Year	Since Inception (Annualized)
ARK Innovation ETF (ARKK)
Net Asset Value	52.38%	29.05%	24.93%
Market Price	52.38%	29.02%	24.99%
S&P 500 Index	16.24%	12.52%	11.91%
MSCI World Net Index	11.88%	8.95%	8.77%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/18 (At Net Asset Value)

*	ARKK’s inception date is 10/31/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKK is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)

Investment Results: ARK Israel Innovative Technology ETF (IZRL)

The ARK Israel Innovative Technology ETF is an indexed exchange traded fund that seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the ARK Israeli Innovation Index, which is designed to track the price movements of exchange listed Israeli Companies whose main business operations are causing disruptive innovation in the areas of genomics, biotechnology, industrials, manufacturing, the Internet, and/or information technology.

Since inception (December 5, 2017), the ARK Israel Innovative Technology ETF (IZRL) has underperformed the S&P 500 Index and the MSCI World Index.

IZRL benefited from Redhill Biopharma (RDHL), Ceragon Networks (CRNT), Wix.com (WIX), Solaredge Technologies (SEDG), and Teva Pharmaceutical Industries (TEVA). Wix.com (WIX), pioneering the use of machine learning for automated webpage design, benefitted from better than expected revenue growth of 41% in the second quarter of 2017.

Detracting from IZRL’s performance were Vascular Biogenics (VBLT), Cellcom (CEL IT), Tower Semiconductor (TSEM), Aeronautics (ARCS IT), and Partner Communications (PTNR IT). Cellcom (CEL IT) detracted because of declining service revenue and profitability due to increased competition.

Average Annual Total Returns as of 7/31/18

Since Inception
ARK Israel Innovative Technology ETF (IZRL)
Net Asset Value	4.27%
Market Price	5.20%
S&P 500 Index	7.97%
MSCI World Net Index	5.34%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/18 (At Net Asset Value)

*	IZRL’s inception date is 12/5/17.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for IZRL is 0.49%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares. Returns for less than one year are not annualized.

Management’s Discussion of Fund Performance (continued)
(Unaudited)

Investment Results: ARK Web x.0 ETF (ARKW)

The ARK Web x.0 ETF is an actively managed exchange traded fund that invests in securities of companies that are relevant to the Fund’s investment theme of Web x.0, or the next generation internet.

During the fiscal year ended July 31, 2018, the ARK Web x.0 ETF (ARKW) outperformed both the S&P 500 Index and the MSCI World Index.

The top contributors to ARKW’s performance were the Bitcoin Investment Trust (GBTC), Twitter (TWTR), Amazon (AMZN), Square (SQ), and Netflix (NFLX). Twitter (TWTR) benefited from a turn in sentiment as daily average users (DAUs) continued to grow at a double-digit rate, boosted by its use of artificial intelligence (AI) in personalizing timelines. Amazon (AMZN) also contributed, benefiting from its dominance of online retail during the holiday season and Amazon Web Services which has reached a new milestone of $24 billion in annualized revenue run rate. Square (SQ) responded strongly to the accelerated growth of its ecosystem and its “Cash App”. The company is continuing to build its ecosystem into a one-stop platform and in the process, is becoming more valuable to its customers. Square Cash, which has extended features like bitcoin purchasing functionality, is establishing a strategic position as a crypto wallet provider.

The biggest detractors from ARKW’s performance were Impinj (PI), MGT Capital Investments (MGTI), Ctrip.com (CTRP), JD.com (JD), and LendingClub (LC). Radio-frequency identification (RFID) company, Impinj (PI), disappointed expectations as major customers delayed deployments throughout 2017. Another detractor was LendingClub (LC) which dialed down near-term guidance as it applied new algorithms to its data and cut back on loans at the lower end of the prime category. Online provider of travel services, Ctrip.com (CTRP) detracted as its forced bundling sales of air tickets in the calendar fourth quarter led to worse than expected platform traffic, resulting in weaker revenue.

Average Annual Total Returns as of 7/31/18

	1 Year	3 Year	Since Inception (Annualized)
ARK Web x.0 ETF (ARKW)
Net Asset Value	52.71%	34.40%	31.70%
Market Price	52.53%	34.34%	31.71%
S&P 500 Index	16.24%	12.52%	11.91%
MSCI World Net Index	11.88%	8.95%	8.37%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/18 (At Net Asset Value)

*	ARKW’s inception date is 9/30/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKW is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (concluded)
(Unaudited)

Investment Results: The 3D Printing ETF (PRNT)

The 3D Printing ETF is an indexed exchange traded fund that seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Total 3D-Printing Index, which is designed to track the price movements of the stocks of companies involved in the 3D printing industry.

The 3D Printing ETF is the only pure-play ETF dedicated to the 3D printing ecosystem. During the fiscal year ended July 31, 2018, The 3D Printing ETF (PRNT) underperformed the S&P 500 Index and the MSCI World Index.

The top contributors to PRNT’s performance were Exa Corporation (EXA), Dassault Systems (DSY FP), PTC Inc. (PTC), Renishaw (RSW LN), and Microsoft (MSFT). Dassault Systems (DSY), a provider of computer aided design software used for 3D printing, and Exa Corporation (EXA), a simulation software company, benefited as Dassault bought Exa. Dassault believes that Exa’s fluid simulation tools complement its multi-physics design and simulation suite across industries.

The biggest detractors from PRNT’s performance were Conformis (CFMS), Organovo (ONVO), ExOne (XONE), SLM Solutions (AM3D GY), and Prodways Group (PWG FP). Therapeutic development is cash-intensive, and investors were concerned over cash burn during the next few years as Organovo (ONVO) readies for an IND (Investigational New Drug) filing in 2020 for its lead program. Conformis (CFMS) raised $20 million in equity to support advancement of its customized 3D printed knee implants, which offer better fit for patients and more accurate and simplified surgical procedures for doctors compared to off the shelf implants.

Average Annual Total Returns as of 7/31/18

	1 Year	Since Inception (Annualized)
The 3D Printing ETF (PRNT)
Net Asset Value	-3.05%	11.02%
Market Price	-2.64%	11.25%
S&P 500 Index	16.24%	16.02%
MSCI World Net Index	11.88%	14.32%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/18 (At Net Asset Value)

*	PRNT’s inception date is 7/19/16.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for PRNT is 0.66%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Shareholder Expense Examples
(Unaudited)

As a shareholder of an ARK ETF (each, a “Fund” and collectively, “Funds”) you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples below are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2018 through July 31, 2018).

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2018	Ending Account Value 7/31/2018	Annualized Expense Ratios for the Period	Expenses Paid During the Period(a)
ARK Genomic Revolution Multi-Sector ETF
Actual	$1,000.00	$1,061.40	0.75%	$3.83
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
ARK Industrial Innovation ETF
Actual	$1,000.00	$969.90	0.75%	$3.66
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
ARK Innovation ETF
Actual	$1,000.00	$1,082.60	0.75%	$3.87
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
ARK Israel Innovative Technology ETF
Actual	$1,000.00	$986.90	0.49%	$2.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	0.49%	$2.46
ARK Web x.0 ETF
Actual	$1,000.00	$1,088.70	0.75%	$3.88
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
The 3D Printing ETF
Actual	$1,000.00	$936.40	0.66%	$3.17
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	0.66%	$3.31
(a)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (the number of days in the period, then divided by 365.)

Sector Diversification (as a percentage of total investments)
July 31, 2018 (Unaudited)

ARK Genomic Revolution
Multi-Sector ETF (ARKG)

■ Health Care	95.8%
■ Information Technology	3.9
■ Money Market Fund	0.3
100.0

ARK Industrial Innovation ETF (ARKQ)

■ Information Technology	53.8%
■ Consumer Discretionary	28.8
■ Industrials	9.6
■ Health Care	7.4
■ Money Market Fund	0.2
■ Financials	0.2
100.0

ARK Innovation ETF (ARKK)

■ Information Technology	41.4%
■ Health Care	35.1
■ Consumer Discretionary	17.2
■ Financials	4.0
■ Real Estate	1.4
■ Industrials	0.5
■ Money Market Fund	0.4
100.0

ARK Israel Innovative Technology ETF (IZRL)

■ Information Technology	58.3%
■ Health Care	25.0
■ Telecommunication Services	9.6
■ Industrials	7.0
■ Money Market Fund	0.1
100.0

ARK Web x.0 ETF (ARKW)

■ Information Technology	65.9%
■ Consumer Discretionary	17.3
■ Health Care	8.0
■ Financials	5.6
■ Telecommunication Services	1.7
■ Real Estate	1.2
■ Money Market Fund	0.3
100.0

The 3D Printing ETF (PRNT)

■ Information Technology	57.7%
■ Industrials	30.3
■ Health Care	10.1
■ Materials	1.4
■ Money Market Fund	0.4
■ Consumer Staples	0.1
100.0

Schedule of Investments
ARK Genomic Revolution Multi-Sector ETF

July 31, 2018

Investments	Shares	Value
COMMON STOCKS — 99.7%
Biotechnology — 69.0%
AquaBounty Technologies, Inc.*	192,621	$548,970
Arcturus Therapeutics Ltd.*†	602,348	4,728,432
BeiGene Ltd. (China)*(a)	12,250	2,323,335
Bellicum Pharmaceuticals, Inc.*	459,442	2,922,051
Biogen, Inc.*	17,548	5,867,525
Bluebird Bio, Inc.*	62,035	9,609,221
Celgene Corp.*	115,174	10,376,026
Cellectis SA (France)*(a)	283,218	8,185,000
CRISPR Therapeutics AG (Switzerland)*	169,431	8,088,636
Editas Medicine, Inc.*	471,887	14,033,919
Evelo Biosciences, Inc.*	184,259	2,329,034
Evogene Ltd. (Israel)*	188,839	543,856
Incyte Corp.*	49,558	3,297,589
Inovio Pharmaceuticals, Inc.*	1,453,475	5,828,435
Intellia Therapeutics, Inc.*	930,710	24,775,500
Invitae Corp.*	1,787,466	15,801,199
Ionis Pharmaceuticals, Inc.*	115,496	5,044,865
Iovance Biotherapeutics, Inc.*	174,349	2,475,756
Organovo Holdings, Inc.*	3,148,564	3,746,791
Pluristem Therapeutics, Inc.*	1,918,154	2,397,693
Regeneron Pharmaceuticals, Inc.*	22,880	8,420,069
Seres Therapeutics, Inc.*	763,426	5,779,135
Syros Pharmaceuticals, Inc.*	422,538	4,276,085
Veracyte, Inc.*	817,811	8,856,893
Total Biotechnology		160,256,015
Health Care Equipment & Supplies — 2.0%
Cerus Corp.*	622,150	4,610,131

Investments	Shares	Value
Health Care Technology — 5.6%
athenahealth, Inc.*	34,134	$5,144,335
Medidata Solutions, Inc.*	105,117	7,811,244
Total Health Care Technology		12,955,579
Life Sciences Tools & Services — 18.1%
Compugen Ltd. (Israel)*	1,768,583	5,571,037
Illumina, Inc.*	59,770	19,386,997
NanoString Technologies, Inc.*	594,837	6,977,438
Pacific Biosciences of California, Inc.*	2,682,945	10,195,191
Total Life Sciences Tools & Services		42,130,663
Pharmaceuticals — 1.1%
Bristol-Myers Squibb Co.	43,043	2,528,776
Semiconductors & Semiconductor Equipment — 1.1%
NVIDIA Corp.	10,085	2,469,413
Technology Hardware, Storage & Peripherals — 2.8%
Apple, Inc.	34,254	6,518,194
Total Common Stocks (Cost $211,928,818)		231,468,771
MONEY MARKET FUND — 0.3%
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 1.81%(b) (Cost $632,819)	632,819	632,819
Total Investments — 100.0% (Cost $212,561,637)		232,101,590
Other Assets in Excess of Liabilities — 0.0%††		13,388
Net Assets – 100.0%		$232,114,978

Affiliated Issuer Transactions

A summary of the Fund’s transactions with affiliated investments during the year ended July 31, 2018 is as follows:

Value ($) at 7/31/2017	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2018	Value ($) at 7/31/2018
Common Stocks — 2.0%
Biotechnology — 2.0%
Arcturus Therapeutics Ltd.†	4,296,528	—	—	431,904	—	—	602,348	4,728,432
*	Non-income producing security
†	Affiliated security
††	Less than 0.05%
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of July 31, 2018.

See accompanying Notes to Financial Statements.

Schedule of Investments  (continued)
ARK Genomic Revolution Multi-Sector ETF

July 31, 2018

Fair Value Measurement

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of July 31, 2018, based upon the three levels defined above:

ARK Genomic Revolution Multi-Sector ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$231,468,771	$—	$—	$231,468,771
Money Market Fund	632,819	—	—	632,819
Total	$232,101,590	$—	$—	$232,101,590
*	Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no Level 2 or 3 investments held in the Fund as of July 31, 2018.

The Fund’s policy is to recognize transfers between levels at the beginning of the period. There were no transfers between levels for the year ended July 31, 2018, based on levels assigned to securities as of July 31, 2017.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Industrial Innovation ETF

July 31, 2018

Investments	Shares	Value
COMMON STOCKS — 99.6%
Aerospace & Defense — 3.9%
Aerovironment, Inc.*	58,902	$4,335,776
Elbit Systems Ltd. (Israel)	13,635	1,640,563
Total Aerospace & Defense		5,976,339
Auto Components — 4.7%
Aptiv PLC	74,888	7,344,266
Automobiles — 15.1%
Daimler AG (Germany)(a)	117,051	2,017,374
General Motors Co.	90,811	3,442,645
Tesla, Inc.*	55,191	16,454,645
Toyota Motor Corp. (Japan)(a)	11,932	1,573,115
Total Automobiles		23,487,779
Biotechnology — 1.2%
Organovo Holdings, Inc.*	1,603,925	1,908,671
Electrical Equipment — 1.1%
Rockwell Automation, Inc.	9,134	1,713,173
Electronic Equipment, Instruments & Components — 4.3%
Cognex Corp.	52,106	2,750,155
Trimble, Inc.*	112,553	3,973,121
Total Electronic Equipment, Instruments & Components		6,723,276
Health Care Equipment & Supplies — 6.2%
Align Technology, Inc.*	12,085	4,310,115
Intuitive Surgical, Inc.*	3,377	1,716,158
Mazor Robotics Ltd. (Israel)*(a)	57,884	3,624,696
Total Health Care Equipment & Supplies		9,650,969
Internet & Direct Marketing Retail — 9.0%
Amazon.com, Inc.*	3,477	6,180,159
JD.com, Inc. (China)*(a)	169,922	6,093,403
Rakuten, Inc. (Japan)(a)	232,893	1,647,718
Total Internet & Direct Marketing Retail		13,921,280
Internet Software & Services — 15.0%
2U, Inc.*	14,032	1,061,661
Alphabet, Inc., Class C*	4,708	5,730,860
Baidu, Inc. (China)*(a)	48,151	11,901,964
Cornerstone OnDemand, Inc.*	31,092	1,535,945
Tencent Holdings Ltd. (China)(a)	65,620	2,998,834
Total Internet Software & Services		23,229,264
Machinery — 4.6%
Deere & Co.	14,884	2,155,054
ExOne Co. (The)*	225,930	1,563,436
Proto Labs, Inc.*	27,415	3,417,280
Total Machinery		7,135,770

Investments	Shares	Value
Semiconductors & Semiconductor Equipment — 14.6%
Infineon Technologies AG (Germany)(a)	640	$16,976
NVIDIA Corp.	27,240	6,669,986
NXP Semiconductors NV (Netherlands)*	25,938	2,472,929
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)(a)	42,858	1,766,178
Teradyne, Inc.	175,033	7,570,177
Xilinx, Inc.	59,154	4,263,229
Total Semiconductors & Semiconductor Equipment		22,759,475
Software — 8.0%
ANSYS, Inc.*	9,722	1,641,852
Autodesk, Inc.*	20,448	2,626,341
Materialise NV (Belgium)*(a)	437,302	5,505,632
Splunk, Inc.*	28,110	2,701,371
Total Software		12,475,196
Technology Hardware, Storage & Peripherals — 11.9%
Apple, Inc.	8,482	1,614,040
Nano Dimension Ltd. (Israel)*(a)	443,341	899,982
Stratasys Ltd.*	824,937	16,020,276
Total Technology Hardware, Storage & Peripherals		18,534,298
Total Common Stocks (Cost $139,058,548)		154,859,756
UNIT TRUST — 0.2%
Financials — 0.2%
Bitcoin Investment Trust (Cost $88,583)	20,193	210,411
MONEY MARKET FUND — 0.2%
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 1.81%(b) (Cost $376,699)	376,699	376,699
Total Investments — 100.0% (Cost $139,523,830)		155,446,866
Other Assets in Excess of Liabilities — 0.0%†		647
Net Assets — 100.0%		$155,447,513

*	Non-income producing security
†	Less than 0.05%
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of July 31, 2018.

See accompanying Notes to Financial Statements.

Schedule of Investments  (continued)
ARK Industrial Innovation ETF

July 31, 2018

Fair Value Measurement

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of July 31, 2018, based upon the three levels defined above:

ARK Industrial Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$154,859,756	$—	$—	$154,859,756
Unit Trust*	210,411	—	—	210,411
Money Market Fund	376,699	—	—	376,699
Total	$155,446,866	$—	$—	$155,446,866
*	Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no Level 2 or 3 investments held in the Fund as of July 31, 2018.

The Fund’s policy is to recognize transfers between levels at the beginning of the period. There were no transfers between levels for the year ended July 31, 2018, based on levels assigned to securities as of July 31, 2017.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Innovation ETF

July 31, 2018

Investments	Shares	Value
COMMON STOCKS — 99.5%
Auto Components — 2.4%
Aptiv PLC	284,213	$27,872,769
Automobiles — 8.0%
Tesla, Inc.*	312,484	93,163,980
Biotechnology — 21.9%
Bluebird Bio, Inc.*	147,221	22,804,533
CRISPR Therapeutics AG (Switzerland)*	297,684	14,211,434
Editas Medicine, Inc.*	1,223,327	36,381,745
Intellia Therapeutics, Inc.*†	2,929,584	77,985,526
Invitae Corp.*†	5,505,238	48,666,304
Organovo Holdings, Inc.*†	8,452,504	10,058,480
Seres Therapeutics, Inc.*	1,964,342	14,870,069
Syros Pharmaceuticals, Inc.*	1,227,209	12,419,355
Veracyte, Inc.*	1,712,396	18,545,249
Total Biotechnology		255,942,695
Consumer Finance — 2.6%
LendingClub Corp.*	7,522,125	30,991,155
Health Care Equipment & Supplies — 2.3%
Cerus Corp.*	3,662,954	27,142,489
Health Care Technology — 2.0%
Medidata Solutions, Inc.*	320,755	23,835,304
Internet & Direct Marketing Retail — 6.8%
Amazon.com, Inc.*	14,493	25,760,438
JD.com, Inc. (China)*(a)	787,064	28,224,115
Netflix, Inc.*	77,156	26,036,292
Total Internet & Direct Marketing Retail		80,020,845
Internet Software & Services — 13.7%
Alibaba Group Holding Ltd. (China)*(a)	71,609	13,407,353
Baidu, Inc. (China)*(a)	160,113	39,576,731
MercadoLibre, Inc. (Argentina)	35,149	12,052,944
Spotify Technology SA*	136,617	24,977,686
Tencent Holdings Ltd. (China)(a)	461,334	21,082,964
Twitter, Inc.*	1,554,636	49,546,249
Total Internet Software & Services		160,643,927
IT Services — 3.0%
Square, Inc., Class A*	538,654	34,823,981
Life Sciences Tools & Services — 8.9%
Compugen Ltd. (Israel)*†	3,738,007	11,774,722
Illumina, Inc.*	150,777	48,906,028
NanoString Technologies, Inc.*†	2,396,663	28,112,857
Pacific Biosciences of California, Inc.*	4,073,792	15,480,409
Total Life Sciences Tools & Services		104,274,016

Investments	Shares	Value
Machinery — 0.5%
ExOne Co. (The)*†	875,090	$6,055,623
Real Estate Management & Development — 1.4%
Redfin Corp.*	674,189	16,517,631
Semiconductors & Semiconductor Equipment — 9.9%
NVIDIA Corp.	105,532	25,840,565
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)(a)	620,515	25,571,423
Teradyne, Inc.	853,287	36,904,663
Xilinx, Inc.	375,709	27,077,348
Total Semiconductors & Semiconductor Equipment		115,393,999
Software — 6.3%
Materialise NV (Belgium)*(a)	1,460,576	18,388,652
MGT Capital Investments, Inc.*	2,091,019	1,651,905
Microsoft Corp.	422	44,766
Red Hat, Inc.*	146,686	20,716,464
salesforce.com, Inc.*	121,106	16,609,688
Splunk, Inc.*	168,253	16,169,113
Total Software		73,580,588
Technology Hardware, Storage & Peripherals — 8.7%
Apple, Inc.	106,212	20,211,081
Stratasys Ltd.*†	4,193,404	81,435,905
Total Technology Hardware, Storage & Peripherals		101,646,986
Thrifts & Mortgage Finance — 1.1%
LendingTree, Inc.*	51,560	12,312,528
Total Common Stocks (Cost $1,085,258,681)		1,164,218,516
UNIT TRUST — 0.2%
Financials — 0.2%
Bitcoin Investment Trust (Cost $1,333,126)	305,896	3,187,437
MONEY MARKET FUND — 0.4%
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 1.81%(b) (Cost $4,117,527)	4,117,527	4,117,527
Total Investments — 100.1% (Cost $1,090,709,334)		1,171,523,480
Liabilities in Excess of Other Assets — (0.1)%		(935,295)
Net Assets — 100.0%		$1,170,588,185

See accompanying Notes to Financial Statements.

Schedule of Investments  (continued)
ARK Innovation ETF

July 31, 2018

Affiliated Issuer Transactions

A summary of the Fund’s transactions with affiliated investments during the year ended July 31, 2018 is as follows:

Value ($) at 7/31/2017	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2018	Value ($) at 7/31/2018
Common Stocks — 22.6%
Machinery — 0.5%
ExOne Co. (The)†
1,055,841	9,211,946	(1,839,988)	(991,022)	(1,381,154)	—	—	875,090	6,055,623
Biotechnology — 11.7%
Intellia Therapeutics, Inc.†
2,021,187	86,449,167	(18,183,768)	257,859	7,441,081	—	—	2,929,584	77,985,526
Invitae Corp.†
1,643,284	40,870,950	(2,261,872)	(69,202)	8,483,144	—	—	5,505,238	48,666,304
Organovo Holdings, Inc.†
784,249	12,198,867	(587,835)	25,209	(2,362,010)	—	—	8,452,504	10,058,480
Life Sciences Tools & Services — 3.4%
Compugen Ltd.†
1,188,918	12,022,409	(769,337)	208,557	(875,825)	—	—	3,738,007	11,774,722
NanoString Technologies, Inc.†
1,146,012	26,535,412	(3,319,019)	(1,094,484)	4,844,936	—	—	2,396,663	28,112,857
Technology Hardware, Storage & Peripherals — 7.0%
Stratasys Ltd.†
3,823,023	88,816,526	(6,201,145)	(358,688)	(4,643,811)	—	—	4,193,404	81,435,905
11,662,514	276,105,277	(33,162,964)	(2,021,771)	11,506,361	—	—	28,090,490	264,089,417

*	Non-income producing security
†	Affiliated security
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of July 31, 2018.

Fair Value Measurement

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of July 31, 2018, based upon the three levels defined above:

ARK Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$1,164,218,516	$—	$—	$1,164,218,516
Unit Trust*	3,187,437	—	—	3,187,437
Money Market Fund	4,117,527	—	—	4,117,527
Total	$1,171,523,480	$—	$—	$1,171,523,480
*	Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no Level 2 or 3 investments held in the Fund as of July 31, 2018.

The Fund’s policy is to recognize transfers between levels at the beginning of the year. There were no transfers between levels for the year ended July 31, 2018, based on levels assigned to securities as of July 31, 2017.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Israel Innovative Technology ETF

July 31, 2018

Investments	Shares	Value
COMMON STOCKS — 99.9%
Aerospace & Defense — 2.4%
Elbit Systems Ltd. (Israel)	4,409	$528,283
Biotechnology — 11.2%
Galmed Pharmaceuticals Ltd. (Israel)*	35,012	475,463
Intec Pharma Ltd. (Israel)*	105,123	436,261
Kamada Ltd. (Israel)*	95,175	536,756
Pluristem Therapeutics, Inc.*	418,513	514,109
UroGen Pharma Ltd. (Israel)*	10,997	497,064
Total Biotechnology		2,459,653
Commercial Services & Supplies — 2.3%
Pointer Telocation Ltd. (Israel)*	44,717	516,481
Communications Equipment — 17.8%
AudioCodes Ltd. (Israel)*	67,240	656,262
Ceragon Networks Ltd. (Israel)*	139,810	560,638
Gilat Satellite Networks Ltd. (Israel)*	59,798	506,594
Ituran Location and Control Ltd. (Israel)	17,707	602,923
RADCOM Ltd. (Israel)*	24,903	511,757
Radware Ltd. (Israel)*	19,275	509,246
Silicom Ltd. (Israel)*	13,970	551,815
Total Communications Equipment		3,899,235
Diversified Telecommunication — 4.8%
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	491,764	520,797
magicJack VocalTec Ltd. (Israel)*	62,865	535,924
Total Diversified Telecommunication		1,056,721
Electronic Equipment, Instruments & Components — 4.8%
Orbotech Ltd. (Israel)*	8,420	540,901
Suny Cellular Communication Ltd. (Israel)*	1,037,399	502,004
Total Electronic Equipment, Instruments & Components		1,042,905
Health Care Equipment & Supplies — 2.5%
Mazor Robotics Ltd. (Israel)*(a)	8,665	542,602
Internet Software & Services — 4.2%
Together Startup Network Ltd. (Israel)*	278,295	460,389
Wix.com Ltd. (Israel)*	4,872	462,840
Total Internet Software & Services		923,229
IT Services — 2.3%
Matrix IT Ltd. (Israel)	47,848	502,820
Life Sciences Tools & Services — 2.2%
Compugen Ltd. (Israel)*	150,926	475,417
Pharmaceuticals — 9.1%
Foamix Pharmaceuticals Ltd. (Israel)*	97,584	561,108
Redhill Biopharma Ltd. (Israel)*(a)	47,910	372,261
Taro Pharmaceutical Industries Ltd.*	4,633	520,100
Teva Pharmaceutical Industries Ltd. (Israel)(a)	22,519	539,105
Total Pharmaceuticals		1,992,574

Investments	Shares	Value
Professional Services — 2.3%
Danel Adir Yeoshua Ltd. (Israel)	11,884	$515,204
Semiconductors & Semiconductor Equipment — 11.7%
Camtek Ltd. (Israel)	66,487	547,188
Mellanox Technologies Ltd. (Israel)*	6,338	497,533
Nova Measuring Instruments Ltd. (Israel)*	18,437	516,052
SolarEdge Technologies, Inc.*	9,754	519,400
Tower Semiconductor Ltd. (Israel)*	23,535	485,998
Total Semiconductors & Semiconductor Equipment		2,566,171
Software — 15.2%
Attunity Ltd. (Israel)*	43,580	735,630
Check Point Software Technologies Ltd. (Israel)*	4,788	539,464
CyberArk Software Ltd. (Israel)*	7,617	462,428
Hilan Ltd. (Israel)	23,469	525,723
Nice Ltd. (Israel)*(a)	4,819	527,199
Sapiens International Corp. NV (Israel)	51,949	536,114
Total Software		3,326,558
Technology Hardware, Storage & Peripherals — 2.3%
Stratasys Ltd.*	25,614	497,424
Wireless Telecommunication Services — 4.8%
Cellcom Israel Ltd. (Israel)*	92,491	527,412
Partner Communications Co. Ltd. (Israel)*	134,397	515,673
Total Wireless Telecommunication Services		1,043,085
Total Common Stocks (Cost $21,623,620)		21,888,362
MONEY MARKET FUND — 0.1%
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 1.81%(b) (Cost $16,885)	16,885	16,885
Total Investments — 100.0% (Cost $21,640,505)		21,905,247
Liabilities in Excess of Other Assets — (0.0)%†		(9,047)
Net Assets — 100.0%		$21,896,200

*	Non-income producing security
†	Less than 0.05%
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of July 31, 2018.

Country	Value	% of Net Assets
Israel	$19,837,329	90.5%
United States	2,067,918	9.5
Total Investments	21,905,247	100.0
Liabilities in Excess of Other Assets	(9,047)	0.0	‡
Net Assets	$21,896,200	100.0%
‡	Less than 0.05%

See accompanying Notes to Financial Statements.

Schedule of Investments  (continued)
ARK Israel Innovative Technology ETF

July 31, 2018

Fair Value Measurement

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of July 31, 2018, based upon the three levels defined above:

ARK Israel Innovative Technology ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$21,888,362	$—	$—	$21,888,362
Money Market Fund	16,885	—	—	16,885
Total	$21,905,247	$—	$—	$21,905,247
*	Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no Level 2 or 3 investments held in the Fund as of July 31, 2018.

The Fund’s policy is to recognize transfers between levels at the beginning of the period. There were no transfers between levels for the year ended July 31, 2018, based on levels assigned to securities as of December 5, 2017.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Web x.0 ETF

July 31, 2018

Investments	Shares	Value
COMMON STOCKS — 99.4%
Automobiles — 6.1%
Tesla, Inc.*	136,655	$40,742,322
Biotechnology — 2.1%
Veracyte, Inc.*	1,308,758	14,173,849
Consumer Finance — 3.1%
LendingClub Corp.*	5,005,717	20,623,554
Health Care Technology — 5.9%
athenahealth, Inc.*	109,023	16,430,856
Medidata Solutions, Inc.*	202,682	15,061,300
Teladoc, Inc.*	139,174	8,329,564
Total Health Care Technology		39,821,720
Internet & Direct Marketing Retail — 11.2%
Amazon.com, Inc.*	17,897	31,810,844
JD.com, Inc. (China)*(a)	607,292	21,777,491
Netflix, Inc.*	64,183	21,658,553
Total Internet & Direct Marketing Retail		75,246,888
Internet Software & Services — 30.0%
2U, Inc.*	124,398	9,411,953
Alibaba Group Holding Ltd. (China)*(a)	82,827	15,507,699
Alphabet, Inc., Class C*	6,199	7,545,795
Baidu, Inc. (China)*(a)	100,203	24,768,177
Facebook, Inc., Class A*	84,645	14,608,034
GrubHub, Inc.*	27,897	3,400,365
Hortonworks, Inc.*	769,267	13,400,631
MercadoLibre, Inc. (Argentina)	62,582	21,459,994
Shopify, Inc., Class A (Canada)*	100,991	13,957,966
Spotify Technology SA*	108,435	19,825,171
Tencent Holdings Ltd. (China)(a)	497,911	22,754,533
Twitter, Inc.*	853,657	27,206,049
Zillow Group, Inc., Class C*	144,525	8,050,042
Total Internet Software & Services		201,896,409
IT Services — 6.3%
PayPal Holdings, Inc.*	161,759	13,286,884
Square, Inc., Class A*	445,649	28,811,208
Total IT Services		42,098,092
Real Estate Management & Development — 1.2%
Redfin Corp.*	332,541	8,147,255
Semiconductors & Semiconductor Equipment — 11.8%
Advanced Micro Devices, Inc.*	657,941	12,060,058
NVIDIA Corp.	118,711	29,067,575
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)(a)	550,417	22,682,685
Xilinx, Inc.	220,199	15,869,742
Total Semiconductors & Semiconductor Equipment		79,680,060

Investments	Shares	Value
Software — 15.4%
Adobe Systems, Inc.*	46,639	$11,411,631
HubSpot, Inc.*	102,423	12,710,694
MGT Capital Investments, Inc.*	1,168,499	923,114
Microsoft Corp.	128,300	13,610,064
Red Hat, Inc.*	134,720	19,026,506
salesforce.com, Inc.*	109,714	15,047,275
ServiceNow, Inc.*	39,181	6,894,289
Snap, Inc., Class A*	273,564	3,419,550
Splunk, Inc.*	141,714	13,618,715
Zuora, Inc., Class A*	268,604	6,588,856
Total Software		103,250,694
Technology Hardware, Storage & Peripherals — 2.5%
Apple, Inc.	88,354	16,812,883
Thrifts & Mortgage Finance — 2.1%
LendingTree, Inc.*	57,948	13,837,982
Wireless Telecommunication Services — 1.7%
SoftBank Group Corp. (Japan)(a)	282,203	11,800,318
Total Common Stocks (Cost $654,443,398)		668,132,026
UNIT TRUST — 0.4%
Financials — 0.4%
Bitcoin Investment Trust (Cost $833,713)	225,786	2,352,690
MONEY MARKET FUND — 0.3%
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 1.81%(b) (Cost $2,302,140)	2,302,140	2,302,140
Total Investments — 100.1% (Cost $657,579,251)		672,786,856
Liabilities in Excess of Other Assets — (0.1)%		(510,783)
Net Assets — 100.0%		$672,276,073

*	Non-income producing security
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of July 31, 2018.

See accompanying Notes to Financial Statements.

Schedule of Investments  (continued)
ARK Web x.0 ETF

July 31, 2018

Fair Value Measurement

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of July 31, 2018, based upon the three levels defined above:

ARK Web x.0 ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$668,132,026	$—	$—	$668,132,026
Unit Trust*	2,352,690	—	—	2,352,690
Money Market Fund	2,302,140	—	—	2,302,140
Total	$672,786,856	$—	$—	$672,786,856
*	Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no Level 2 or 3 investments held in the Fund as of July 31, 2018.

The Fund’s policy is to recognize transfers between levels at the beginning of the period. There were no transfers between levels for the year ended July 31, 2018, based on levels assigned to securities as of July 31, 2017.

See accompanying Notes to Financial Statements.

Schedule of Investments
The 3D Printing ETF

July 31, 2018

Investments	Shares	Value
COMMON STOCKS — 99.2%
Aerospace & Defense — 2.7%
Arconic, Inc.	30,341	$658,097
Hexcel Corp.	926	63,903
Moog, Inc., Class A	7,298	547,423
Total Aerospace & Defense		1,269,423
Air Freight & Logistics — 1.3%
United Parcel Service, Inc., Class B	5,164	619,112
Biotechnology — 4.9%
Organovo Holdings, Inc.*	1,954,779	2,326,187
Chemicals — 1.1%
Arkema SA (France)	525	65,842
DowDuPont, Inc.	968	66,569
Eastman Chemical Co.	636	65,902
Evonik Industries AG (Germany)	1,642	60,770
Koninklijke DSM N.V. (Netherlands)	606	64,584
PolyOne Corp.	1,362	61,086
Praxair, Inc.	388	64,990
Toray Industries, Inc. (Japan)	8,236	63,780
Total Chemicals		513,523
Electrical Equipment — 1.4%
AMETEK, Inc.	8,369	651,108
Electronic Equipment, Instruments & Components — 12.6%
FARO Technologies, Inc.*	10,659	693,901
Hexagon AB, Class B (Sweden)	10,824	660,055
Renishaw PLC (United Kingdom)	37,465	2,689,840
Trimble, Inc.*	53,168	1,876,830
Total Electronic Equipment, Instruments & Components		5,920,626
Health Care Equipment & Supplies — 5.1%
Align Technology, Inc.*	1,664	593,466
Conformis, Inc.*	140,205	134,597
K2M Group Holdings, Inc.*	26,470	539,194
Medtronic PLC	6,588	594,435
Stryker Corp.	3,370	550,152
Total Health Care Equipment & Supplies		2,411,844
Industrial Conglomerates — 2.6%
3M Co.	319	67,730
General Electric Co.	42,376	577,585
Siemens AG (Germany)	4,239	598,589
Total Industrial Conglomerates		1,243,904
Machinery — 19.7%
ExOne Co. (The)*	356,948	2,470,080
Prodways Group SA (France)*	549,751	2,799,604
Proto Labs, Inc.*	13,781	1,717,802
Sandvik AB (Sweden)	3,672	67,172
SLM Solutions Group AG (Germany)*	78,120	2,256,325
Total Machinery		9,310,983

Investments	Shares	Value
Metals & Mining — 0.3%
Allegheny Technologies, Inc.*	2,412	$67,054
Carpenter Technology Corp.	1,139	62,383
Total Metals & Mining		129,437
Professional Services — 2.5%
Arrk Corp. (Japan)*	595,101	596,086
Bertrandt AG (Germany)	5,947	601,529
Total Professional Services		1,197,615
Semiconductors & Semiconductor Equipment — 1.0%
Ultra Clean Holdings, Inc.*	36,310	487,280
Software — 22.7%
ANSYS, Inc.*	10,249	1,730,851
Autodesk, Inc.*	13,748	1,765,793
Dassault Systemes (France)	12,165	1,817,965
Materialise NV (Belgium)*(a)	140,093	1,763,771
Microsoft Corp.	17,740	1,881,859
PTC, Inc.*	19,077	1,753,367
Total Software		10,713,606
Technology Hardware, Storage & Peripherals — 21.3%
3D Systems Corp.*	182,377	2,219,528
Eastman Kodak Co.*	16,866	53,128
HP Inc.	118,333	2,731,126
MGI Digital Graphic Technology (France)*	35,597	2,505,834
Stratasys Ltd.*	130,432	2,532,989
Total Technology Hardware, Storage & Peripherals		10,042,605
Total Common Stocks (Cost $45,866,617)		46,837,253
PREFERRED STOCK — 0.1%
Household Products — 0.1%
Henkel AG & Co. KGaA (Germany)
(Cost $63,842)	499	62,581
MONEY MARKET FUND — 0.4%
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 1.81%(b) (Cost $193,565)	193,565	193,565
Total Investments — 99.7% (Cost $46,124,024)		47,093,399
Other Assets in Excess of Liabilities – 0.3%		126,368
Net Assets — 100.0%		$47,219,767

*	Non-income producing security
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of July 31, 2018.

See accompanying Notes to Financial Statements.

Schedule of Investments  (continued)
The 3D Printing ETF

July 31, 2018

Fair Value Measurement

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of July 31, 2018, based upon the three levels defined above:

The 3D Printing ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$46,837,253	$—	$—	$46,837,253
Preferred Stock*	62,581	—	—	62,581
Money Market Fund	193,565	—	—	193,565
Total	$47,093,399	$—	$—	$47,093,399
*	Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no Level 2 or 3 investments held in the Fund as of July 31, 2018.

The Fund’s policy is to recognize transfers between levels at the beginning of the period. There were no transfers between levels for the year ended July 31, 2018, based on levels assigned to securities as of July 31, 2017.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

July 31, 2018

	ARK Genomic Revolution Multi-Sector ETF	ARK Industrial Innovation ETF	ARK Innovation ETF	ARK Israel Innovative Technology ETF	ARK Web x.0 ETF	The 3D Printing ETF
ASSETS:
Investments in non-affiliated securities at value (Note 2)	$227,373,158	$155,446,866	$907,434,063	$21,905,247	$672,786,856	$47,093,399
Investments in affiliated securities at value (Note 2)	4,728,432	—	264,089,417	—	—	—
Receivables:
Dividends and Interest	16,103	10,076	3,323	110	2,038	333
Capital shares sold	—	3,493,202	—	—	—	—
Investment securities sold	5,575,199	237,610	22,741,149	—	27,191,399	350,282
Reclaims	844	11,078	—	—	1,465	6,805
Total Assets	237,693,736	159,198,832	1,194,267,952	21,905,357	699,981,758	47,450,819
LIABILITIES:
Due to custodian	6	—	8	—	—	40
Due to custodian for foreign currency	—	—	—	9	—	202,548
Payables:
Capital shares purchased	—	—	—	—	13,776,149	—
Investment securities purchased	5,435,359	3,656,027	22,936,056	—	13,496,598	—
Management fees (Note 3)	143,393	95,292	743,703	8,961	432,938	28,033
Other accrued expenses	—	—	—	187	—	431
Total Liabilities	5,578,758	3,751,319	23,679,767	9,157	27,705,685	231,052
NET ASSETS	$232,114,978	$155,447,513	$1,170,588,185	$21,896,200	$672,276,073	$47,219,767
NET ASSETS CONSIST OF:
Paid-in capital	$212,952,622	$138,857,034	$1,074,128,600	$21,936,884	$610,060,569	$47,702,414
Accumulated net investment loss	(101,095)	130,568	1,582,758	343,718	1,527,144	—
Accumulated net realized gain (loss) on investments and on foreign currency transactions	(276,502)	536,875	14,062,681	(649,144)	45,480,755	(1,451,286)
Net unrealized appreciation on investments and on foreign currency translations	19,539,953	15,923,036	80,814,146	264,742	15,207,605	968,639
NET ASSETS	$232,114,978	$155,447,513	$1,170,588,185	$21,896,200	$672,276,073	$47,219,767
Shares outstanding	7,905,000	4,450,000	26,300,000	1,050,001	12,200,000	1,950,001
Net asset value, per share	$29.36	$34.93	$44.51	$20.85	$55.10	$24.22
Investments in non-affiliated securities at cost	$208,265,109	$139,523,830	$838,156,926	$21,640,505	$657,579,251	$46,124,024
Investments in affiliated securities at cost	$4,296,528	$—	$252,552,408	$—	$—	$—
Foreign currency at cost	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

Statements of Operations

For the Year Ended July 31, 2018

	ARK Genomic Revolution Multi-Sector ETF	ARK Industrial Innovation ETF	ARK Innovation ETF	ARK Israel Innovative Technology ETF(1)	ARK Web x.0 ETF	The 3D Printing ETF
INVESTMENT INCOME:
Unaffiliated dividend income	$103,863	$770,034	$2,334,010	$81,282	$2,050,938	$231,864
Foreign withholding tax	—	(37,601)	(86,910)	(19,773)	(135,384)	(8,011)
Total Income	103,863	732,433	2,247,100	61,509	1,915,554	223,853
EXPENSES:
Management fees (Note 3)	721,664	923,114	3,982,025	63,658	2,499,923	297,199
Other expenses	—	—	—	1,326	—	4,572
Total Expenses	721,664	923,114	3,982,025	64,984	2,499,923	301,771
Net Investment Loss(2)	(617,801)	(190,681)	(1,734,925)	(3,475)	(584,369)	(77,918)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments in non-affiliated securities	2,160,825	2,970,038	26,550,226	(310,079)	52,337,328	(602,365)
Investments in affiliated securities	—	—	(3,808,710)	—	—	—
Foreign currency transactions	—	—	—	7,938	—	(1,481)
In-kind redemptions-Non-affiliated securities	—	7,521,145	30,452,514	229,143	28,597,770	655,720
In-kind redemptions-Affiliated securities	—	—	1,786,939	—	—	—
Net realized gain (loss)	2,160,825	10,491,183	54,980,969	(72,998)	80,935,098	51,874
Change in unrealized appreciation (depreciation) on:
Investments in non-affiliated securities	16,910,933	4,650,537	60,102,394	264,742	2,212,690	(1,372,466)
Investments in affiliated securities	431,904	—	11,506,361	—	—	—
Foreign currency translation	—	—	—	—	—	(887)
Change in unrealized appreciation (depreciation)	17,342,837	4,650,537	71,608,755	264,742	2,212,690	(1,373,353)
Net realized and unrealized gain (loss) on investments and foreign currency translation	19,503,662	15,141,720	126,589,724	191,744	83,147,788	(1,321,479)
Net Increase (Decrease) in Net Assets Resulting From Operations	$18,885,861	$14,951,039	$124,854,799	$188,269	$82,563,419	$(1,399,397)
(1)	Represents the period December 5, 2017 (commencement of operations) to July 31, 2018.
(2)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	ARK Genomic Revolution Multi-Sector ETF			ARK Industrial Innovation ETF
	Year Ended July 31, 2018	Period Ended July 31, 2017†	Year Ended August 31, 2016	Year Ended July 31, 2018	Period Ended July 31, 2017†	Year Ended August 31, 2016
OPERATIONS:
Net investment loss(1)	$(617,801)	$(68,841)	$(50,465)	$(190,681)	$(80,830)	$(51,535)
Net realized gain (loss) on investments and foreign currency transactions	2,160,825	80,086	(957,587)	10,491,183	251,068	(353,436)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	17,342,837	2,381,175	(133,962)	4,650,537	9,683,713	2,582,436
Net increase (decrease) in net assets resulting from operations	18,885,861	2,392,420	(1,142,014)	14,951,039	9,853,951	2,177,465
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	—	—	(81,970)	—	—
Net realized gains	(706,172)	—	—	(1,694,245)	—	(131,180)
Total distributions to shareholders	(706,172)	—	—	(1,776,215)	—	(131,180)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	190,475,551	14,574,633	—	92,615,079	40,870,717	977,801
Cost of shares redeemed	—	(809,562)	—	(16,919,964)	—	—
Net increase in net assets resulting from shareholder transactions	190,475,551	13,765,071	—	75,695,115	40,870,717	977,801
Increase (Decrease) in net assets	208,655,240	16,157,491	(1,142,014)	88,869,939	50,724,668	3,024,086
NET ASSETS:
Beginning of period	23,459,738	7,302,247	8,444,261	66,577,574	15,852,906	12,828,820
End of period	$232,114,978	$23,459,738	$7,302,247	$155,447,513	$66,577,574	$15,852,906
Accumulated net investment income (loss) included in net assets at end of period	$(101,095)	$(52,210)	$(30,201)	$130,568	$3,602	$(35,661)
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,055,000	405,000	405,000	2,250,000	750,000	700,000
Shares sold	6,850,000	700,000	—	2,700,000	1,500,000	50,000
Shares redeemed	—	(50,000)	—	(500,000)	—	—
Shares outstanding, end of period	7,905,000	1,055,000	405,000	4,450,000	2,250,000	750,000
†	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
(1)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	ARK Innovation ETF			ARK Israel Innovative Technology ETF
	Year Ended July 31, 2018	Period Ended July 31, 2017†	Year Ended August 31, 2016	December 5, 2017* to July 31, 2018
OPERATIONS:
Net investment loss(1)	$(1,734,925)	$(144,804)	$(59,532)	$(3,475)
Net realized gain (loss) on investments and foreign currency transactions	54,980,969	423,491	(632,717)	(72,998)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	71,608,755	8,242,548	1,172,869	264,742
Net increase in net assets resulting from operations	124,854,799	8,521,235	480,620	188,269
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(916,951)	—	—	—
Net realized gains	(4,032,291)	—	(186,040)	—
Total distributions to shareholders	(4,949,242)	—	(186,040)	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	1,044,758,824	68,021,355	1,955,672	23,747,738
Cost of shares redeemed	(79,889,522)	—	—	(2,039,807)
Net increase in net assets resulting from shareholder transactions	964,869,302	68,021,355	1,955,672	21,707,931
Increase in net assets	1,084,774,859	76,542,590	2,250,252	21,896,200
NET ASSETS:
Beginning of period	85,813,326	9,270,736	7,020,484	—
End of period	$1,170,588,185	$85,813,326	$9,270,736	$21,896,200
Accumulated net investment income (loss) included in net assets at end of period	$1,582,758	$1,783	$(41,508)	$343,718
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,900,000	450,000	350,000	—
Shares sold	25,450,000	2,450,000	100,000	1,150,001
Shares redeemed	(2,050,000)	—	—	(100,000)
Shares outstanding, end of period	26,300,000	2,900,000	450,000	1,050,001
†	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
*	Commencement of operations.
(1)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	ARK Web x.0 ETF			The 3D Printing ETF
	Year Ended July 31, 2018	Period Ended July 31, 2017†	Year Ended August 31, 2016	Year Ended July 31, 2018	Period Ended July 31, 2017†	July 19, 2016* to August 31, 2016
OPERATIONS:
Net investment income (loss)(1)	$(584,369)	$(147,756)	$(98,894)	$(77,918)	$(22,287)	$868
Net realized gain (loss) on investments and foreign currency transactions	80,935,098	983,763	(291,724)	51,874	546,453	(110)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,212,690	10,117,020	2,093,005	(1,373,353)	2,211,249	130,743
Net increase (decrease) in net assets resulting from operations	82,563,419	10,953,027	1,702,387	(1,399,397)	2,735,415	131,501
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(656,264)	—	—	—	(759)	—
Net realized gains	(4,205,645)	—	(318,120)	(1,001,091)	—	—
Total distributions to shareholders	(4,861,909)	—	(318,120)	(1,001,091)	(759)	—
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	605,904,119	42,502,347	1,159,138	16,416,211	30,201,634	6,111,000
Cost of shares redeemed	(79,438,968)	—	—	(2,522,373)	(3,452,374)	—
Net increase in net assets resulting from shareholder transactions	526,465,151	42,502,347	1,159,138	13,893,838	26,749,260	6,111,000
Increase in net assets	604,166,661	53,455,374	2,543,405	11,493,350	29,483,916	6,242,501
NET ASSETS:
Beginning of period	68,109,412	14,654,038	12,110,633	35,726,417	6,242,501	—
End of period	$672,276,073	$68,109,412	$14,654,038	$47,219,767	$35,726,417	$6,242,501
Accumulated net investment income (loss) included in net assets at end of period	$1,527,144	$4,091	$(65,914)	$—	$—	$758
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,850,000	600,000	550,000	1,400,001	300,001	—
Shares sold	11,950,000	1,250,000	50,000	650,000	1,250,000	300,001
Shares redeemed	(1,600,000)	—	—	(100,000)	(150,000)	—
Shares outstanding, end of period	12,200,000	1,850,000	600,000	1,950,001	1,400,001	300,001
†	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
*	Commencement of operations.
(1)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Financial Highlights
ARK Genomic Revolution Multi-Sector ETF

For a share outstanding throughout each period presented.

	Year Ended July 31, 2018	For the Period Ended July 31, 2017†		Year Ended August 31, 2016	For the Period October 31, 2014(1) Through August 31, 2015
Per Share Data:
Net asset value, beginning of period	$22.24	$18.03		$20.85	$20.00
Net investment loss(2)	(0.18)	(0.12)		(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	7.63	4.33		(2.70)	0.94
Total gain (loss) from investment operations	7.45	4.21		(2.82)	0.85
Distributions to shareholders:
Realized gains	(0.33)	—		—	—
Total distributions	(0.33)	—		—	—
Net asset value, end of period	$29.36	$22.24		$18.03	$20.85
Market value, end of period	$29.40	$22.29		$18.01	$21.13
Total Return at Net Asset Value(3)	33.80%	23.34%		(13.52)%	4.25%
Total Return at Market Value(3)	33.66%	23.77%		(14.77)%	5.65%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$232,115	$23,460		$7,302	$8,444
Ratio to average net assets of:
Expenses	0.75%	0.75	%(4)	0.90%	0.95	%(4)
Net investment loss(5)	(0.64)%	(0.67	)%(4)	(0.67)%	(0.47	)%(4)
Portfolio turnover rate(6)	80%	65%		77%	65%
†	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.
(4)	Annualized.
(5)	Net investment loss represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Industrial Innovation ETF

For a share outstanding throughout each period presented.

	Year Ended July 31, 2018	For the Period Ended July 31, 2017†		Year Ended August 31, 2016	For the Period September 30, 2014(1) Through August 31, 2015
Per Share Data:
Net asset value, beginning of period	$29.59	$21.14		$18.33	$20.00
Net investment loss(2)	(0.05)	(0.07)		(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	5.89	8.52		3.07	(1.60)
Total gain (loss) from investment operations	5.84	8.45		3.00	(1.67)
Distributions to shareholders:
Net investment income	(0.02)	—		—	—
Realized gains	(0.48)	—		(0.19)	—
Total distributions	(0.50)	—		(0.19)	—
Net asset value, end of period	$34.93	$29.59		$21.14	$18.33
Market value, end of period	$35.01	$29.63		$21.14	$18.43
Total Return at Net Asset Value(3)	19.86%	39.97%		16.43%	(8.35)%
Total Return at Market Value(3)	19.98%	40.16%		15.84%	(7.85)%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$155,448	$66,578		$15,853	$12,829
Ratio to average net assets of:
Expenses	0.75%	0.75	%(4)	0.89%	0.95	%(4)
Net investment loss(5)	(0.15)%	(0.31	)%(4)	(0.38)%	(0.40	)%(4)
Portfolio turnover rate(6)	57%	44%		67%	86%
†	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.
(4)	Annualized.
(5)	Net investment loss represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Innovation ETF

For a share outstanding throughout each period presented.

	Year Ended July 31, 2018		For the Period Ended July 31, 2017†		Year Ended August 31, 2016	For the Period October 31, 2014(1) Through August 31, 2015
Per Share Data:
Net asset value, beginning of period	$29.59		$20.60		$20.06	$20.00
Net investment loss(2)	(0.13)		(0.15)		(0.15)	(0.12)
Net realized and unrealized gain on investments	15.54	(3)	9.14		1.16	0.18
Total gain from investment operations	15.41		8.99		1.01	0.06
Distributions to shareholders:
Net investment income	(0.09)		—		—	—
Realized gains	(0.40)		—		(0.47)	—
Total distributions	(0.49)		—		(0.47)	—
Net asset value, end of period	$44.51		$29.59		$20.60	$20.06
Market value, end of period	$44.55		$29.62		$20.61	$20.10
Total Return at Net Asset Value(4)	52.38	%(3)	43.64%		4.98%	0.30%
Total Return at Market Value(4)	52.38	%(3)	43.72%		4.90%	0.50%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$1,170,588		$85,813		$9,271	$7,020
Ratio to average net assets of:
Expenses	0.75%		0.75	%(5)	0.89%	0.95	%(5)
Net investment loss(6)	(0.33)%		(0.67	)%(5)	(0.76)%	(0.69	)%(5)
Portfolio turnover rate(7)	89%		70%		110%	108%
†	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	The Adviser has reimbursed the Fund $15,998.59 for a procedural error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.
(4)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.
(5)	Annualized.
(6)	Net investment loss represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(7)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Israel Innovative Technology ETF

For a share outstanding throughout each period presented.

	For the Period December 5, 2017(1) Through July 31, 2018
Per Share Data:
Net asset value, beginning of period	$20.00
Net investment income(2)	(0.00	)(3)
Net realized and unrealized gain on investments	0.85
Total gain from investment operations	0.85
Net asset value, end of period	$20.85
Market value, end of period	$21.04
Total Return at Net Asset Value(4)	4.27%
Total Return at Market Value(4)	5.20%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$21,896
Ratio to average net assets of:
Expenses	0.49	%(5)
Net investment loss(6)	(0.03	)%(5)
Portfolio turnover rate(7)	40%
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Amount represents less than $0.005.
(4)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.
(5)	Annualized.
(6)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(7)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Web x.0 ETF

For a share outstanding throughout each period presented.

	Year Ended July 31, 2018		For the Period Ended July 31, 2017†		Year Ended August 31, 2016	For the Period September 30, 2014(1) Through August 31, 2015
Per Share Data:
Net asset value, beginning of period	$36.82		$24.42		$22.02	$20.00
Net investment loss(2)	(0.09)		(0.17)		(0.17)	(0.13)
Net realized and unrealized gain on investments	19.32	(3)	12.57		3.10	2.15
Total gain from investment operations	19.23		12.40		2.93	2.02
Distributions to shareholders:
Net investment income	(0.13)		—		—	—
Realized gains	(0.82)		—		(0.53)	—
Total distributions	(0.95)		—		(0.53)	—
Net asset value, end of period	$55.10		$36.82		$24.42	$22.02
Market value, end of period	$55.08		$36.85		$24.38	$21.92
Total Return at Net Asset Value(4)	52.71	%(3)	50.77%		13.43%	10.10%
Total Return at Market Value(4)	52.53	%(3)	51.15%		13.83%	9.60%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$672,276		$68,109		$14,654	$12,111
Ratio to average net assets of:
Expenses	0.75%		0.75	%(5)	0.89%	0.95	%(5)
Net investment loss(6)	(0.18)%		(0.62	)%(5)	(0.78)%	(0.65	)%(5)
Portfolio turnover rate(7)	68%		52%		86%	103%
†	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	The Adviser has reimbursed the Fund $13,773.94 for a procedural error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.
(4)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.
(5)	Annualized.
(6)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(7)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (concluded)
The 3D Printing ETF

For a share outstanding throughout each period presented.

	Year Ended July 31, 2018	For the Period Ended July 31, 2017†		For the Period July 19, 2016(1) Through August 31, 2016
Per Share Data:
Net asset value, beginning of period	$25.52	$20.81		$20.00
Net investment loss(2)	(0.04)	(0.03)		0.00	(3)
Net realized and unrealized gain (loss) on investments	(0.73)	4.74		0.81
Total gain (loss) from investment operations	(0.77)	4.71		0.81
Distributions to shareholders:
Net investment income	—	(0.00	)(3)	—
Realized gains	(0.53)	—		—
Total distributions	(0.53)	—		—
Net asset value, end of period	$24.22	$25.52		$20.81
Market value, end of period	$24.32	$25.52		$20.90
Total Return at Net Asset Value(4)	(3.05)%	22.64%		4.05%
Total Return at Market Value(4)	(2.64)%	22.11%		4.50%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$47,220	$35,726		$6,243
Ratio to average net assets of:
Expenses	0.66%	0.66	%(5)	0.67	%(5)
Net investment income (loss)(6)	(0.17)%	(0.14	)%(5)	0.19	%(5)
Portfolio turnover rate(7)	53%	65%		—%
†	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Amount represents less than $0.005.
(4)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.
(5)	Annualized.
(6)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(7)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
July 31, 2018

1. Organization

ARK ETF Trust (“Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on June 7, 2013. The Trust consists of six (6) investment portfolios: ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Innovation ETF, ARK Israel Innovative Technology ETF, ARK Web x.0 ETF and The 3D Printing ETF (each, a “Fund” and collectively, “Funds”). Each Fund is classified as a non-diversified management investment company under the 1940 Act.

The investment objective of ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Innovation ETF and ARK Web x.0 ETF is long-term growth of capital. The ARK Israel Innovative Technology ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the ARK Israel Innovation Index. The 3D Printing ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Total 3D-Printing Index. There can be no assurance that the Funds will achieve their respective investment objectives.

The Trust changed its fiscal and tax reporting period from August 31 to July 31.

2. Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amount of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The Trust is an investment company and follows the investment company accounting standards and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standard Codification (“ASC”) Topic 946, “Financial Services — Investment Companies”. The following summarizes the significant accounting policies of the Funds:

Investment Valuation

The values of each Fund’s securities are based on such securities’ closing prices on the principal market on which the securities are traded. Such valuations would typically be categorized as Level 1 in the fair value hierarchy. If a security’s market price is not readily available or does not otherwise accurately reflect the market value of such security, the security will be fair valued by ARK Investment Management LLC (“Adviser”) in accordance with the Trust’s valuation policies and procedures that were approved by the Board of Trustees of the Trust (“Board”). Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security could be materially different than the value that could be realized upon the sale of such security.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends that may be recorded as soon as such information becomes available. Interest income and expenses are recognized on the accrual basis.

Dividend Distributions

Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Each Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends.

Currency Translation

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in each Fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Notes to Financial Statements (continued)
July 31, 2018

3. Management and Other Agreements

Management

Effective June 1, 2016, the ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Innovation ETF and ARK Web x.0 ETF each pay the Adviser a fee calculated daily and payable monthly at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.75% (“Management Fee”) in return for providing investment management and supervisory services under a comprehensive structure. The 3D Printing ETF pays the Adviser a Management Fee of 0.65% in return for providing investment management and supervisory services under a comprehensive structure. The ARK Israel Innovative Technology ETF pays the Adviser a Management Fee of 0.48% in return for providing investment management and supervisory services under a comprehensive structure. Prior to June 1, 2016, the ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Innovation ETF and ARK Web x.0 ETF each paid an annualized rate of 0.95%. Subject to the supervision of the Board, the Adviser provides investment management services to each Fund and provides, or causes to be furnished, all supervisory and other services reasonably necessary for the operation of each Fund and also bears the costs of various third-party services required by the Funds, including administration, certain custody, audit, legal, transfer agency, and printing costs. In addition to the Management Fee, each Fund bears other fees and expenses, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).

Administrator, Custodian, Transfer Agent and Accounting Agent

The Bank of New York Mellon is the administrator for the Funds, the custodian of the Funds’ assets and provides transfer agency, fund accounting and various administrative services to the Funds (in each capacity, “Administrator,” “Custodian,” “Transfer Agent” or “Accounting Agent”). The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Distribution

Foreside Fund Services, LLC serves as the Funds’ distributor (“Distributor”). The Trust has adopted a distribution and service plan (“Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders. To date, the Rule 12b-1 Plan has not been implemented for the Funds and there is no current intention to implement the Rule 12b-1 Plan.

Other Service Providers

Foreside Fund Officer Services, LLC (“FFOS”), an affiliate of the Distributor, provided a Treasurer & Chief Financial Officer (CFO) to the Trust. Neither the Distributor, FFOS nor any of their officers or employees who serve as an officer of the Trust, has any role in determining the investment policies of, or which securities are to be purchased or sold by, the Trust or its Funds. Effective June 2018, William C. Cox was re-elected to the Treasurer & CFO position.

Board of Trustees

Effective January 1, 2018, each Independent Trustee was paid quarterly in arrears a $37,000 annual fee for services provided as a Trustee of the Trust, plus out-of-pocket expenses related to attendance at Board and Committee Meetings. An Independent Trustee who served as the Chair of the Board or the Audit Committee also received an additional annual fee of $15,000 and $10,000, respectively for such services. Prior to this, each Independent Trustee was paid quarterly in arrears a $20,000 annual fee, out-of-pocket expenses and $5,000 each for the Chair of the Board or the Audit Committee.

4. Creation and Redemption Transactions

As of July 31, 2018, there were an unlimited number of shares of beneficial interest without par value authorized by the Trust. Individual shares of a Fund may only be purchased and sold at market prices on a national securities exchange through a broker-dealer. Such transactions may be subject to customary commission rates imposed by the broker-dealer, and market prices for a Fund’s shares may be at, above or below its net asset value (“NAV”) depending on the premium or discount at which the Fund’s shares trade.

Each Fund issues and redeems shares at its NAV only in a large specified number of shares each called a “Creation Unit,” or multiples thereof, and only with “authorized participants” who have entered into contractual arrangements with the Distributor. A Creation Unit consists of 50,000 shares (25,000 shares with respect to the ARK Israel Innovative Technology ETF). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for a purchase of Creation Units generally consists of the in-kind deposit of specified securities and an amount of cash or, as

Notes to Financial Statements (continued)
July 31, 2018

permitted or required by a Fund, of cash. A fixed transaction fee is imposed on each creation and redemption transaction. In addition, a variable charge for certain creation and redemption transactions will be imposed.

5. Investment Transactions

The cost of purchases and the proceeds from sales of investment securities (excluding in-kind subscriptions and redemptions and short-term investments) for the year ended July 31, 2018 were as follows:

Fund	Purchases	Sales
ARK Genomic Revolution Multi-Sector ETF	$78,621,037	$80,068,996
ARK Industrial Innovation ETF	68,305,464	69,356,950
ARK Innovation ETF	489,529,260	470,696,544
ARK Israel Innovative Technology ETF	7,622,649	7,498,930
ARK Web x.0 ETF	235,824,248	223,807,330
The 3D Printing ETF	24,048,477	25,276,716

For the year ended July 31, 2018, the cost of in-kind subscriptions and the proceeds from in-kind redemptions were as follows:

	In-Kind
Fund	Subscriptions	Redemptions
ARK Genomic Revolution Multi-Sector ETF	$189,958,891	$—
ARK Industrial Innovation ETF	90,957,562	16,440,383
ARK Innovation ETF	1,013,475,599	77,201,151
ARK Israel Innovative Technology ETF	23,617,051	2,036,729
ARK Web x.0 ETF	584,970,387	77,698,475
The 3D Printing ETF	16,313,107	2,515,707

6. Federal Income Tax

Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, a Fund will not be subject to Federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2015 – 2017), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of July 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

At July 31, 2018, the approximate cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ARK Genomic Revolution Multi-Sector ETF	$217,505,278	$21,645,135	$(7,048,823)	$14,596,312
ARK Industrial Innovation ETF	141,407,792	20,362,195	(6,323,121)	14,039,074
ARK Innovation ETF	1,099,112,381	108,825,955	(36,414,856)	72,411,099
ARK Israel Innovative Technology ETF	21,866,167	2,127,948	(2,088,868)	39,080
ARK Web x.0 ETF	656,267,523	37,618,342	(21,099,009)	16,519,333
The 3D Printing ETF	47,070,267	5,398,217	(5,375,085)	23,132

The differences between book-basis and tax-basis components of net assets are primarily attributable to tax deferral of losses on wash sales, non-REIT income and basis adjustments, grantor trust adjustments, and undistributed short-term capital gains treated as ordinary income for tax purposes.

Notes to Financial Statements (continued)
July 31, 2018

At July 31, 2018, the components of distributable earnings/loss on a tax basis were as follows:

Fund	Undistributed Income	Undistributed Long-term Capital Gains	Accumulated Capital Gains/(Losses)	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
ARK Genomic Revolution Multi-Sector ETF	$2,072,454	$2,493,590	$—	$14,596,312	$19,162,356
ARK Industrial Innovation ETF	978,340	1,573,065	—	14,039,074	16,590,479
ARK Innovation ETF	22,941,162	1,107,324	—	72,411,099	96,459,585
ARK Israel Innovative Technology ETF	529,015	—	(608,779)	39,080	(40,684)
ARK Web x.0 ETF	40,309,880	5,386,291	—	16,519,333	62,215,504
The 3D Printing ETF	292,689	—	(797,732)	22,396	(482,647)

At July 31, 2018, the effect of permanent book/tax reclassifications resulted in increase/(decrease) to the components of net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)	Paid-in Capital
ARK Genomic Revolution Multi-Sector ETF	$568,916	$(568,916)	$—
ARK Industrial Innovation ETF	399,617	(7,913,868)	7,514,251
ARK Innovation ETF	4,232,851	(36,383,520)	32,150,669
ARK Israel Innovative Technology ETF	347,193	(576,146)	228,953
ARK Web x.0 ETF	2,763,686	(31,450,999)	28,687,313
The 3D Printing ETF	77,918	(528,517)	450,599

The tax character of distributions paid during the years indicated was as follows:

	Period Ended July 31, 2018		Period Ended July 31, 2017
Fund	Ordinary Income*	Long-Term Capital Gain	Ordinary Income*	Long-Term Capital Gain
ARK Genomic Revolution Multi-Sector ETF	$415,312	$290,860	$—	$—
ARK Industrial Innovation ETF	1,072,610	703,605	—	—
ARK Innovation ETF	4,463,463	485,779	—	—
ARK Israel Innovative Technology ETF	—	—	—	—
ARK Web x.0 ETF	2,903,724	1,958,185	—	—
The 3D Printing ETF	820,636	180,455	759	—

* For tax purposes short-term capital gain distributions are considered ordinary income distributions.

Under current tax regulations, capital losses on securities transactions realized after October 31 (“Post-October Losses”) may be deferred and treated as occurring on the first business day of the following fiscal year. For the period ended July 31, 2018, the Funds incurred and elected to defer to August 1, 2018 Post-October Losses and ordinary income losses as follows:

Fund	Late Year Ordinary Deferral	Capital Post-October Loss
ARK Genomic Revolution Multi-Sector ETF	$—	$—
ARK Industrial Innovation ETF	—	—
ARK Innovation ETF	—	—
ARK Israel Innovative Technology ETF	—	—
ARK Web x.0 ETF	—	—
The 3D Printing ETF	—	797,732

Notes to Financial Statements (concluded)
July 31, 2018

At July 31, 2018, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Short-Term	Long-Term	Total Amount
ARK Genomic Revolution Multi-Sector ETF	$—	$—	$—
ARK Industrial Innovation ETF	—	—	—
ARK Innovation ETF	—	—	—
ARK Israel Innovative Technology ETF	608,779	—	608,779
ARK Web x.0 ETF	—	—	—
The 3D Printing ETF	—	—	—

7. Indemnification Obligations

The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8. Investment Concentration

Concentration Risk: The ARK Genomic Revolution Multi-Sector ETF will be concentrated in issuers having their principal business activities in any industry or group of industries in the health care sector, including issuers having their principal business activities in the biotechnology industry. The ARK Industrial Innovation ETF will be concentrated in issuers having their principal business activities in groups of industries in the industrials and information technology sectors, although it will not concentrate in any specific industry. The ARK Web x.0 ETF will be concentrated in issuers having their principal business activities in the Internet information provider and catalog and mail order house industry. The 3D Printing ETF may invest 25% or more of the value of its net assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This concentration limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The ARK Innovation ETF will not be concentrated in any industry.

As of July 31, 2018, the ARK Genomic Revolution Multi-Sector ETF had more than 25% of its assets invested in the biotechnology industry and the ARK Web x.0 ETF had more than 25% of its assets invested in the Internet software & services industry. To the extent a Fund’s holdings are concentrated in a particular industry or group of industries, adverse market conditions affecting those industries may have a more significant impact on the Fund than they would on a Fund investing in a broader range of securities and the value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.

The Funds’ prospectuses contain additional information regarding the risks associated with an investment in a Fund.

9. Related Party

In January 2018, William C. Cox resigned from Foreside Financial Group. In his place, Joshua G. Hunter served as Treasurer & CFO of the Trust. In June 2018, William was subsequently hired as an employee of ARK Investment Management, LLC and resumed his responsibilities as Treasurer & CFO of the Trust.

10. Subsequent Events

Subsequent events occurring after the date of this Report have been evaluated for potential impact to this Report through the date the Report was issued, and it has been determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
ARK ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Innovation ETF, ARK Israel Innovative Technology ETF, ARK Web x.0 ETF, and The 3D Printing ETF (the “Funds”), each a series of ARK ETF Trust (the “Trust”), including the schedules of investments, as of July 31, 2018, and with respect to the ARK Industrial Innovation ETF and ARK Web x.0 ETF, the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, for the eleven months ended July 31, 2017, and for the year ended August 31, 2016, and financial highlights for the year then ended, for the eleven months ended July 31, 2017, for the year ended August 31, 2016 and the period September 30, 2014 (commencement of operations) through August 31, 2015, with respect to the ARK Genomic Revolution Multi-Sector ETF and ARK Innovation ETF, the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, for the eleven months ended July 31, 2017, and for the year ended August 31, 2016, and financial highlights for the year then ended, for the eleven months ended July 31, 2017, for the year ended August 31, 2016, and the period October 31, 2014 (commencement of operations) through August 31, 2015, with respect to The 3D Printing ETF, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended, for the eleven months ended July 31, 2017 and for period July 19, 2016 (commencement of operations) through August 31, 2016, and with respect to ARK Israel Innovative Technology ETF, the related statement of operations, statement of changes in net assets and financial highlights for the period December 5, 2017 (commencement of operations) through July 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of July 31, 2018, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the Funds since 2014.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers, and other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 28, 2018

Supplemental Information (Unaudited)

Quarterly Portfolio Schedule. The ARK ETF Trust files with the Securities and Exchange Commission on Form N-Q the complete schedule of portfolio holdings for each ARK ETF for the first and third quarters of each fiscal year. The ARK ETF Trust’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The ARK ETF Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-212-426-7040. In addition, each ARK ETF’s current portfolio holdings are updated daily and are available on our website, www.ark-funds.com.

Proxy Voting Policies and Procedures. A description of ARK Investment Management LLC’s proxy voting policies and procedures, which are applicable to the ARK ETFs, is available without charge, upon request, by calling 1-212-426-7040 collect or visiting our website at www.ark-funds.com or the Securities and Exchange Commission’s website at www.sec.gov.

Proxy Voting Record. The ARK ETFs file with the Securities and Exchange Commission their proxy voting records on Form N-PX for each 12 month period ending June 30. Form N-PX must be filed each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-212-426-7040 collect or visiting the Securities and Exchange Commission’s website at www.sec.gov.

Premium/Discount Information. Information about the difference between daily market prices on the secondary market for shares of each ARK ETF and the ARK ETF’s net asset value can be found on our website, www.ark-funds.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors. Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended July 31, 2018.

	Qualified Dividend Income*	Dividends Received Deduction*
ARK Genomic Revolution Multi-Sector ETF	3%	3%
ARK Industrial Innovation ETF	34%	22%
ARK Innovation ETF	3%	2%
ARK Israel Innovative Technology ETF	0%	0%
ARK Web x.0 ETF	3%	1%
The 3D Printing ETF	28%	19%
*	The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

Board Approval of Management Agreements (Unaudited)

Annual Review and Approval of Trust Contracts

Under section 15(c) of the Investment Company Act of 1940 (“1940 Act”), the ARK ETF Trust’s (“Trust”) Board of Trustees (“Trustees” or “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustees”), is required annually to consider and approve the continuation of (i) the Supervision Agreement between the Trust and ARK Investment Management, LLC (“ARK”) on behalf of each series of the Trust (each, a “Fund” and, collectively, “Funds”); and (ii) the Investment Advisory Agreement between the Trust and ARK (collectively, “Management Agreements”) on behalf of each Fund. In advance of the quarterly Board meeting held on June 25, 2018 (“Meeting”), counsel to the Independent Trustees (“Independent Trustee Counsel”), sent a letter to ARK (“Request Letter”), on the behalf of the Independent Trustees, requesting ARK to furnish the Independent Trustees with such information, set forth in the Request Letter, that the Independent Trustees believed was reasonably necessary to enable them to evaluate whether to approve the continuation of the Management Agreements. In response to the Request Letter, ARK provided a full and detailed response letter (including exhibits) (“Response Letter”) to the Independent Trustees. Additionally, based on their review of the Response Letter, the Independent Trustees sent a follow-up letter (“Follow-up Request”) requesting that ARK address each item set forth in the Follow-up Request prior to or at the Meeting.

Prior to the Meeting, the Independent Trustees had an opportunity to review the detailed information in the Response Letter and to meet with Independent Trustee Counsel to discuss the Response Letter and prepare the Follow-up Request. Independent Trustee Counsel also provided a memorandum to the Independent Trustees outlining the Independent Trustees’ various duties and responsibilities in connection with their annual review and consideration of the Trust’s Management Agreements. Additionally, the Independent Trustees met in Executive Session with ARK’s senior management regarding, among other things, the Response Letter, and discussed with ARK’s senior management salient information contained in the Response Letter. Prior to the Meeting, ARK provided the Independent Trustees with additional information and detailed responses (“Supplemental Response”) to the Follow-up Request in connection with the consideration and approval by the Trustees of the continuation of the Management Agreements. During the Meeting, ARK and the Board also discussed any outstanding items listed in the Follow-up Request that ARK did not address in its Supplemental Response.

After the presentation of relevant information by ARK’s senior management and extensive discussions at the Meeting, and following an additional Executive Session of the Independent Trustees with Independent Trustee Counsel, the Trustees, including the Independent Trustees voting separately, unanimously approved the continuance of the Management Agreements on behalf of the Funds. The Trustees’ approval of the continuance of the Management Agreements was based on, among other things, a review of qualitative and quantitative information provided by ARK, including the Response Letter and the Supplemental Response. The Independent Trustees noted that the Response Letter and Supplemental Response were sufficiently responsive to the Request Letter and Follow-up Request to permit the Board to evaluate and approve the continuation of the Management Agreements. The Board also considered other information, provided to the Board during the year, as part of its robust evaluation process. The determination made by all of the Trustees to approve the continuation of the Management Agreements was made on the basis of each Trustee’s business judgment after considering all of the information presented to them. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the contract review process. In approving the continuation of the Management Agreements for each Fund, the following factors were considered by the Trustees, and no one factor was determinative:

(a) The nature, extent and quality of the services provided by ARK to the Funds under the Management Agreements. Based on ARK’s senior management’s representations, the Trustees considered at the Meeting the nature, extent and quality of the services that ARK provides and will continue to provide under the Management Agreements, including: (i) the qualifications of the portfolio manager, analysts and other key personnel of ARK who provide and will continue to provide the supervisory and advisory services to the Trust and (ii) the terms of the Management Agreements. With respect to the terms of the Management Agreements, ARK’s senior management discussed the duties and responsibilities of ARK to, among other things: (i) provide or cause to be furnished all supervisory and other services reasonably necessary for the operation of the Trust, including investment advisory services, administrative services, distribution services, transfer agency services, custodial services, audit services, legal services, and printing costs; (ii) manage the investment operations of the Funds and the composition of each Fund’s assets, including the purchase, retention and disposition of securities and assets held by the Funds; (iii) prepare and provide quarterly and other reports to the Trustees concerning ARK’s provision of services to the Funds; (iv) vote proxies, exercise consents, and exercise all other rights pertaining to securities and assets held by each Fund; (v) select broker-dealers to execute portfolio transactions for each Fund, as appropriate; (vi) assist in the preparation and filing of reports and proxy statements (if any) to the shareholders of each Fund and assist in the periodic updating of the registration statement, prospectus, statement of additional information, and other reports and documents for the Funds required to be filed by the Trust with the U.S. Securities and Exchange Commission (“SEC”) and other governmental bodies; (vii) monitor anticipated purchases and redemptions of Fund shares (including creation units) by shareholders and new investors; and

Board Approval of Management Agreements (Unaudited) (continued)

(viii) provide information and assistance as reasonably requested by the other service providers of the Trust. The Trustees also considered the organizational structure of ARK, the quality of ARK’s investment, administrative, operations, and legal personnel and ARK’s management of the operations of the Funds.

Based on these and other factors, the Trustees concluded that the nature, extent and quality of the supervisory and investment advisory services that would continue to be provided to the Funds by ARK were satisfactory and supported the decision of the Trustees to approve the continuation of the Management Agreements with respect to each Fund.

(b) The investment performance of the Funds relative to comparable funds and accounts managed by ARK and other investment advisers. In advance of the Meeting and in the Response Letter, ARK’s senior management provided the Trustees with information concerning the performance of each of the Funds and comparable funds or accounts (if any) managed by ARK and comparable funds (including ETFs) or accounts managed by other investment advisers measured against the performance of appropriate, recognized market indices for the one-year, three-year and since inception periods ended March 31, 2018, as applicable. The Trustees considered such information and requested additional information concerning the performance of the Funds, which information was provided to the Trustees during the Meeting and in the Supplemental Response. Additionally, at the Meeting the Trustees asked ARK’s senior management additional questions regarding the performance of the Funds, which were answered to their satisfaction.

Based upon their review of the investment performance of each Fund and ARK’s senior management’s discussion of the investment performance of the Funds, the Trustees concluded that each Fund’s overall performance was satisfactory relative to the performance of comparable funds and relevant market indices.

(c) A comparison of the current annual Advisory Fees of the Funds with those of other funds and other proprietary, private or other pooled funds managed by ARK with comparable investment strategies. In considering this factor, the Trustees considered a comparison of the advisory fees paid by the Funds with those paid by comparable actively-managed funds and ETFs and passively-managed ETFs. The Board noted that the advisory fee paid by each actively-managed Fund was at or below the advisory fees of most of the actively-managed funds and ETFs in the peer comparison group and that the advisory fee paid by each passively-managed Fund was below the advisory fees of the passively-managed ETFs in the peer comparison group. The Board also considered fee information for comparable funds and accounts managed by ARK. The Board noted that the fees paid by certain funds and accounts managed by ARK are the same as the advisory fees paid by the Funds and that in instances where comparable funds or accounts managed by ARK paid lower fees than the Funds, ARK generally provides these clients with fewer services than it provides to the Funds. The Board also reviewed the appropriateness of the universe of funds to whose investment advisory fees the advisory fees of the Funds were compared, and took into consideration ARK’s statement that there are a limited number of funds and ETFs that are comparable to the Funds.

Based upon their review of the comparative fee data and the other factors considered, the Trustees concluded that the Advisory Fee paid by each Fund was reasonable in light of the services received by the Fund.

(d) A comparison of the annual Management Fees (under the Supervision Agreement) and the annual Advisory Fees (under the Investment Advisory Agreement) for the Funds with the fees of comparable funds and other accounts managed by other advisers. In considering this factor, the Trustees noted that in 2017 ARK voluntarily reduced (i) its annual Management Fees for the actively-managed Funds under the Supervision Agreement from 0.95% to 0.75% of the average daily net assets of each Fund; and (ii) its annual Advisory Fees for the actively-managed Funds under the Investment Advisory Agreement from 0.60% to 0.55% of the average daily net assets of each Fund. During the Meeting, ARK's senior management discussed the effect the reduced Management Fees and Advisory Fees had on the actively-managed Funds, and the favorable impact the fee reductions had on the performance of the actively-managed Funds.

In the Board's review of this factor, the Trustees considered a comparison of the net expense ratios of the Funds with the net expense ratios of (i) similar actively-managed equity ETFs that ARK had identified as the most comparable to the Funds; and (ii) passively-managed thematic equity ETFs that ARK had identified as the most comparable to the Funds. The Trustees noted that the actively-managed Funds' net expense ratios generally were in line with those of comparable actively-managed ETFs and that the passively-managed Funds’ net expense ratios generally were in line with those of comparable passively-managed ETFs. The Trustees took into account the statement by ARK’s senior management that there are a limited number of ETFs that are comparable to the Funds and management's discussion of any differences between the net expense ratios of comparable ETFs and those of the Funds.

The Trustees also took into consideration ARK’s view that the unitary structure of the Management Fees (which includes, among other things, the Advisory Fees) of the Funds would continue to be easy to understand by investors and would provide a level of predictability with respect to the total expense ratios for the Funds. ARK’s senior management reaffirmed to the Trustees that (i) the nature, level and quality of

Board Approval of Management Agreements (Unaudited) (concluded)

services under the Supervision Agreement and the Investment Advisory Agreement did not change as a result of the fee reductions; (ii) ARK still bears most of the ordinary fees and expenses of each Fund despite the reduction in the Management Fees and Advisory Fees, including the cost of various third-party services required by each Fund (e.g., investment advisory, administration, fund accounting, transfer agency, custody, audit, legal, and printing costs); and (iii) each Fund continues to bear certain other expenses not covered under the Supervision Agreement.

Based on the fee comparisons provided to the Board and other factors considered, the Trustees concluded that the net expense ratio of each Fund, which reflected both the Management Fee and Advisory Fee, was reasonable.

(e) The extent to which economies of scale may be realized as the Funds’ assets increase and whether fee levels would reflect economies of scale. In considering economies of scale with respect to the Funds, ARK’s senior management (i) reviewed with the Trustees the structure of the current Management Fees and Advisory Fees, (ii) the effect of the previously implemented reduction in the Management Fees and Advisory Fees, and (iii) noted that the unitary fee structure effectively acts as a cap on the fees and expenses (excluding certain specific investment-related and extraordinary fees and expenses) that are borne by the Funds. The Trustees noted that ARK still bears most of the ordinary fees and expenses of each Fund. The Trustees also noted that, although there currently are no breakpoints in any Fund’s Management Fees or Advisory Fees, if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.

Based on these considerations, the Trustees concluded that that adding breakpoints at specified levels to the Funds’ Management Fees and Advisory Fees was not appropriate at that time.

(f) The cost of the services provided and profits realized by ARK from the relationship with the Trust. The Trustees considered the fact that the fees and expenses of the Funds, which have been assumed and paid by ARK in accordance with the Management Agreements, have historically exceeded the fees received by ARK since the inception of each Fund. The Trustees took into account ARK’s projections regarding the future profitability of the Funds in view of their size and expense structure.

Based on the information provided to the Trustees, the Trustees concluded that the cost of the services provided to the Funds and the fees and expenses paid by ARK continued to exceed the fees received by ARK from the Funds.

(g) Benefits derived or to be derived by ARK and its Affiliates from their relationship with the Funds. The Trustees noted that ARK’s reputation as an asset manager has likely benefitted from the performance of the Funds and had the potential to aid ARK in gathering assets for its non-fund business operations. The Trustees also took into account that ARK’s affiliates were likely to benefit from the popularity and positive reception of the Funds. The Trustees also noted that an affiliate of ARK received compensation as a result of ARK’s relationship to the Funds.

The Board concluded that the nature and amount of any indirect benefits received by ARK and its affiliates from their relationship with the Funds are reasonable.

(h) Financial Resources of ARK. The Trustees then considered whether ARK was financially sound and had adequate resources to perform its obligations under the Management Agreements. The Trustees considered ARK’s senior management’s discussion of ARK’s financial condition and its access to sufficient capital to allow it to perform its ongoing contractual obligations to the Funds.

Based on the information provided to the Board, the Trustees concluded that ARK had sufficient financial resources necessary to continue to perform its obligations under the Management Agreements.

General Conclusion. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Fund and its shareholders to approve the continuation of the Management Agreements, which reflected the reduced Management Fees under the Supervisory Agreement and the reduced Advisory Fees under the Investment Advisory Agreement with respect to each actively-managed Fund. In addition, based on, on among other things, the Trustees’ thorough review and evaluation of the Response Letter and Supplemental Response that ARK provided to them in response to the Request Letter and Follow-up Request; the factors, issues, and conclusions described above; and the extensive discussions held among the Trustees and ARK’s senior management, the Board, with Independent Trustees voting separately, unanimously approved the continuation of the Management Agreements with respect to each Fund.

Board of Trustees and Executive Officers (Unaudited)

Trustees and Executive Officers. Information about the Trustees and Executive Officers of the Trust as of July 31, 2018, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Independent Trustees

Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Scott R. Chichester, 48	Trustee	Since June 30, 2014	Chief Financial Officer, Sterling Seal & Supply Inc. (since 2011); Director, President and Treasurer, Bayview Acquisition Corp (since 2010); CPA, Penda Aiken Inc. (2009 – 2011) (consultant); Founder and President, DirectPay USA LLC (since 2006) (payroll company); Chief Financial Officer, Ong Corporation (2002 – 2010) (technology company); Proprietor, Scott R. Chichester CPA (since 2001) (CPA firm).
Director of Bayview Acquisition Corp (since 2010); Trustee of Global X Funds (since 2008); Director of Sterling Seal & Supply Inc. (since 2011).
Darlene T. DeRemer, 62	Trustee	Since June 30, 2014	Managing Partner, Grail Partners LLC (since 2005).	Trustee, Member of Executive Committee and Chair of Investment and Endowment Committee of Syracuse University (since 2010); Interested Trustee, American Independence Funds (since 2015); Trustee, Risk X Investment Funds (since September 2016); Director, United Capital Financial Planners; Director, Hillcrest Asset Management.

Robert G. Zack, 70	Trustee	Since June 30, 2014	Adjunct Professor at the University of Virginia School of Law; Counsel, Dechert LLP
(2012 – 2014); Executive Vice President, OppenheimerFunds, Inc. (2004 – 2011); General Counsel, OppenheimerFunds, Inc. (2002 – 2010); Secretary and General Counsel, Oppenheimer Acquisition Corp. (2001 – 2011); Executive Vice President, General Counsel and Director, OFI Trust Co. (2001 – 2011); Vice President and Secretary, Oppenheimer funds (2002 – 2011).

Trustee of University of Virginia Law School Foundation (since 2011).

(1)	The address for each Trustee and officer is 155 West 19th Street, Fifth Floor, New York, NY 10011.
(2)	Each Trustee serves until resignation, death, retirement or removal.

Board of Trustees and Executive Officers (Unaudited) (concluded)

Interested Trustee

Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Catherine D. Wood, 62	Chief Executive Officer, Chief Investment Officer and Trustee	Since June 7, 2013	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); President, ARK ETF Trust
(2014 – 2015); Senior Vice President and Chief Investment Officer of Thematic Portfolios,
			AllianceBernstein L.P. (2009 – 2013).	None.
(1)	The address for each Trustee and officer is 155 West 19th Street, Fifth Floor, New York, NY 10011.
(2)	Each Trustee serves until resignation, death, retirement or removal.

Officer Information

Officer’s Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During The Past Five Years
Catherine D. Wood, 62	Trustee, Chief Executive Officer and Chief Investment Officer	Since 6/30/14	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); President, ARK ETF Trust (2014 – 2015); Senior Vice President and Chief Investment Officer of Strategic Thematic Strategies, AllianceBernstein L.P. (2001 – 2013).

William C. Cox, 52	Treasurer and Chief Financial Officer	Since 6/30/14*	Principal Financial Officer, Investment Products, ARK Investment Management LLC (since June 2018); Fund Principal Financial Officer, Foreside Financial Group, LLC (2013 – 2018); Vice President, State Street Corporation (1997 – 2012).

Kellen Carter, 35	Chief Compliance Officer; Secretary; Chief Legal Officer	Since 5/26/16 Since 5/26/16 Since 12/16/16	Chief Compliance Officer, Associate General Counsel (since April 2016), Interim General Counsel, ARK Investment Management LLC (2016 – 2018), Corporate Counsel, ARK Investment Management LLC (since July 2018); Management Consultant, Wealth and Asset Management Division Ernst & Young LLP (2014 – 2016); Attorney, Risk and Examinations Office, Division of Investment Management, United States Securities and Exchange Commission (2013 – 2014); Examiner, Division of Investment Management, United States Securities and Exchange Commission (2012 – 2013); Examiner, Office of Compliance, Inspections, and Examinations, United States Securities and Exchange Commission (2010 – 2012).

Thomas G. Staudt, 30	President Vice President	Since 12/16/16 03/27/15 – 12/16/16	Director of Product Development and Associate Operating Officer (2015 – 2016), Interim Chief Operating Officer, ARK Investment Management LLC (2016 – 2018), Chief Operating Officer, ARK Investment Management LLC (since April 2018); Associate Portfolio Manager, ARK Investment Management LLC (2014 – 2015); Account Executive, WILX (2010 – 2012).
(1)	The address for each officer is 155 West 19th Street, Fifth Floor, New York, NY 10011.
(2)	Officers are elected yearly by the Trustees.

The Statement of Additional Information for the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-212-426-7040 collect or visiting our website at www.ark-funds.com.

*	In January 2018, William C. Cox resigned from Foreside Financial Group. In his place, Joshua G. Hunter served as Treasurer & CFO of the Trust. In June 2018, William was subsequently hired as an employee of ARK Investment Management, LLC and resumed his responsibilities as Treasurer & CFO of the Trust.

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General Information (Unaudited)

Investment Adviser
ARK Investment Management LLC
155 West 19th Street, Fifth Floor
New York, NY 10011

Administrator, Custodian, Transfer Agent, and Accounting Agent
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

ARK Invest | 155 West 19th Street 5th Floor, New York, NY 10011 | 212.426.7040 | info@ark-invest.com | ark-funds.com

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (“Code of Ethics”).

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code of Ethics that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(f)	The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Scott R. Chichester is qualified to serve as an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years are $62,500 for July 31, 2017 and $84,000 for July 31, 2018.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for July 31, 2017 and $0 for July 31, 2018.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,500 for July 31, 2017 and $21,000 for July 31, 2018.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for July 31, 2017 and $0 for July 31, 2018.

(e)(1)	The registrant’s audit committee (“Audit Committee”) has adopted an Audit and Non-Audit Services Pre-Approval Policy (“Pre-Approval Policy”) that applies to any and all engagements of the independent auditor to the registrant for audit, non-audit, tax or other services. Pursuant to the Pre-Approval Policy, the Audit Committee is required to pre-approve the audit services and permissible non-audit services proposed to be performed by the independent auditor for the registrant to assure that the independence of the auditor is not in any way compromised or impaired. In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee may either grant general pre-approval of proposed services of the independent auditor through adoption of a list of authorized services together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval of services provided on a case-by-case basis (“specific pre-approval”). Unless particular services have received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. The annual audit services engagement terms and fees for the independent auditor for the registrant require specific pre-approval of the Audit Committee. The Audit Committee may grant general pre-approval for (i) other audit services, which are those services that only the independent auditor reasonably can provide, (ii) audit related services, (iii) those tax services that have historically been provided by the independent auditor, and (iv) those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services. The Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has not delegated either general or specific pre-approval authority to one or more of its members.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the registrant’s fiscal year ended July 31, 2017 were $0 and for July 31, 2018 were $0.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	As of a date within 90 days of the filing date of this Form N-CSR, the registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ARK ETF Trust

By (Signature and Title)*	/s/ Catherine D. Wood
Catherine D. Wood, Chief Executive Officer and Chief Investment Officer
(principal executive officer)

Date	9/28/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Catherine D. Wood
Catherine D. Wood, Chief Executive Officer and Chief Investment Officer
(principal executive officer)

Date	9/28/2018

By (Signature and Title)*	/s/ William C. Cox
William C. Cox, Treasurer and Chief Financial Officer
(principal financial officer)

Date	9/28/2018

* Print the name and title of each signing officer under his or her signature.